APPENDIX H - FORM N-CSR

                                         ---------------------------------------
                                            OMB APPROVAL
                                            OMB Number: 3235-0570
                                            Expires: November 30, 2005
                                            Estimated average burden
                                            hours per response....... 5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03462
                                  ----------------------------------------------
                               The Flex-Funds Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
                      6125 Memorial Drive Dublin, OH 43017
--------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip code)
  Bruce Mckibben c/o The Flex-funds Trust 6125 Memorial Drive Dublin, OH 43017
--------------------------------------------------------------------------
                     (Name and address of agent for service)
Registrant's telephone number, including area code:  800-325-3539
                                                   -----------------------

Date of fiscal year end:        12/31/03
                        -----------------------
Date of reporting period:       06/30/03
                         ----------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

        Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

================================================================================

The Flex-funds

     The Muirfield Fund
     The Dynamic Growth Fund
     The Aggressive Growth Fund
     The Total Return Utilities Fund
     The Highlands Growth Fund
     The U.S. Government Bond Fund
     The Money Market Fund

     2003 Semiannual Report
     June 30, 2003

                                                                       [GRAPHIC]

                                         The Flex-funds

                                         Managed by a Meeder Financial Company
                                         6125 Memorial Drive, Dublin Ohio, 43017
                                         Call Toll Free 800-325-3539|760-2159
                                         Fax: 614-766-6669|www.flexfunds.com
                                         Email: flexfunds@meederfinancial.com

================================================================================

The Flex-funds

     2003 Semiannual Report
     Table of Contents

     Letter to Shareholders ...................................................2

     The Dynamic Growth Fund ..................................................4

     The Aggressive Growth Fund ...............................................5

     The Muirfield Fund .......................................................6

     The Highlands Growth Fund ................................................7

     The Total Return Utilities Fund ..........................................8

     The Money Market Fund ....................................................9

     The U.S. Government Bond Fund ...........................................10

     Portfolio Holdings & Financial Statements ...............................12

--------------------------------------------------------------------------------

2003 Semiannual Report | June 30, 2003                                         1

The Flex-funds

                                     [PHOTO]

                              Robert S. Meeder Sr.
                              President

     Letter to Shareholders

     Can this "bull market phase" continue? Many investors are asking this question after the strong performance of the stock market in the 2nd Quarter - the best quarterly performance in 4 1/2 years. Several forces are in place at present that would support the cause of a new bull market, but the market does not move in a straight line. Investors should be aware that there will be pullbacks and corrections along the way.

     What is significant about the current economic environment is that the government has adopted the uncommon approach of employing both fiscal and monetary stimulus concurrently in order to jump-start the economy. Monetary policy has been accommodative since the Federal Reserve began lowering rates in 2001. But with the most recent cut of a quarter-point on June 25th, the Fed has augmented the most accommodative monetary policy in a generation. As a result, interest rates declined to 45-year lows, fueling strength in the housing market and a boom in mortgage refinancing. In addition, real short-term interest rates are now negative, which historically has been a positive for the equity market. The government has added favorable fiscal policy to this accomodative monetary policy in the form of tax relief legislation, which was passed by Congress and signed by President Bush in May. In addition, the U.S. dollar has continued to weaken, which makes U.S. exports more attractive to foreign buyers, and companies have been reporting improving earnings for the 2nd Quarter. All of these factors are supportive of a continued advance in the equity market. The recent development of interest rate increases could put a damper on the positive influence that interest rates provided in the 2nd Quarter.

     That's not to say the current equity market environment is without risk. Corporate earnings will be in the spotlight as investors look for proof that the economic environment is improving. There is a risk of a correction or sideways trading in the stock market over the next several months as investors digest the most recent run-up in stock prices, coinciding with the time of year commonly referred to as the "summer doldrums". The 2nd Quarter surge also buoyed investor optimism and led many investors to jump on the equity bandwagon. Consequently, the market is somewhat extended as of this writing. Price/earnings ratios are not at their long-term averages, and some technical indicators turned from oversold to overbought by quarter-end.

     The story is somewhat different for bond investors. Bonds have enjoyed a strong run over the last 20 years as yields dropped significantly since 1980. However, all good things usually come to an end. The current consensus among bond market analysts is that bond prices have been overextended for some time and are due to fall. Rates have been so low for so long that investors began to anticipate an inevitable rise in interest rates, with long-term rates rising late in the 2nd Quarter. Accordingly, bond prices declined. Early indications in the 3rd Quarter seem to point toward a potential end to the bull market for bonds. The Federal Reserve recently stated its intention to keep rates stable for "a considerable period" in an effort to accomodate swifter economic growth. As growth accelerates, however, the mere suggestion of an increase in rates could send bond prices into a downward spiral and boost yields across the board.

--------------------------------------------------------------------------------

2                                         2003 Semiannual Report | June 30, 2003

 The Flex-funds

     The low interest rate environment has dropped money market fund yields to record lows. However, even in this low-yield environment, The Flex-funds Money Market Fund continues to shine among its peer group, ranking among the top 10 general-purpose money market funds for total return for the 12-month period ending June 30, 2003, according to iMoneyNet, Inc.

     At this midpoint of the year, there is less uncertainty for investors to contend with, and many forces are coming together to create more favorable conditions in the equity market. The next six months, however, may pose many challenges for the economy and for investors. Those who maintain their discipline and patience throughout all phases of the market cycle are in a good position to take advantage of the opportunities in the financial markets when they arise.

     Sincerely,


     /s/ Robert S. Meeder
     --------------------------
     Robert S. Meeder
     President

--------------------------------------------------------------------------------

2003 Semiannual Report | June 30, 2003                                         3

The Flex-funds

The Dynamic Growth Fund

-------------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns     3        Year      1         3        5        Since
as of June 30, 2003                     months   to date    year     years    years    Inception
-------------------------------------------------------------------------------------------------
The Dynamic Growth Fund                 16.82%    13.26%   -4.24%    -9.24%      --    -12.47%/1/
-------------------------------------------------------------------------------------------------
Meeder Asset Management, Inc.
   Growth Accounts Composite            15.99%    13.32%   -2.85%    -8.45%    4.55%    11.51%/2/
-------------------------------------------------------------------------------------------------
S&P 500 Index                           15.39%    11.75%    0.25%   -11.19%   -1.61%    -8.33%/3/
-------------------------------------------------------------------------------------------------
Nasdaq Composite Index                  21.00%    21.51%   10.91%   -25.76%   -3.05%   -27.30%/3/
-------------------------------------------------------------------------------------------------
Average Growth Fund                     15.97%    12.80%   -0.44%   -11.44%   -0.88%    -9.12%/3/
-------------------------------------------------------------------------------------------------

/1/ Inception Date:2/29/00. /2/ Inception Date: 12/31/94. /3/ Average annual total return from 2/29/00 to 6/30/03. Source for index and average fund data:
Morningstar, Inc.

--------------------------------------------------------------------------------

Semiannual Market Perspective

                                     [PHOTO]

                                Robert M. Wagner,
                                CFA
                                Portfolio Manager

For the six months ended June 30, 2003, The Dynamic Growth Fund outperformed both the S&P 50 Index and the average growth fund, with a gain of 13.26%. In comparison, the S&P 500 Index returned 11.75% over the same period, while the average growth fund returned 12.80%, according to Morningstar.

As the year began, the Fund was invested in the areas of the equity market that had been performing well from the October 2002 low: large-cap value and funds closely correlated to the S&P 500 and Nasdaq 100 indices. The tech-laden Nasdaq Composite Index has been one of the strongest performers over the last six months, and we maintained exposure to this area of the market throughout the period. Value stocks began to lag the overall market in the 1st Quarter, while growth stocks gained relative strength. Therefore, we gradually reduced our exposure to large-cap value throughout the 1st Quarter and added positions targeting large- and small-cap growth stocks.

In the 2nd Quarter, relative strength among growth and value stocks rotated once more, with value stocks gaining strength and growth stocks lagging the overall market. As a result, we reduced our large-cap growth exposure in the 2nd Quarter, while adding a position targeting large-cap value. In addition, we increased our emphasis on small-cap stocks, which were the best performers from the market low of March 11.

Conditions in the equity market are generally positive as we head into the second half of 2003, but investors may soon be looking for evidence of the effects of fiscal

                                     [CHART]

                                    Pie chart

Portfolio Holdings as of June 30, 2003

1) Gabelli Growth Fund                  29%
2) Federated Kaufmann Fund              22%
3) Fidelity Leveraged Co. Stock Fund    18%
4) AIM Basic Value                      15%
5) Nasdaq 100 Futures                   13%
6) Neuberger Berman Focus Trust          3%

Portfolio holdings are subject to change.

and monetary stimulus in the form of improving corporate earnings and strengthening economic growth. We will continue to maintain our discipline and seek out the most attractive areas for investment returns in the stock market.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above.

The returns for the Meeder Asset Management, Inc. Growth Accounts represent a composite of the private accounts managed by Meeder Asset Management, manager of The Flex-funds, which employ a similar investment strategy to The Dynamic Growth Fund, and are net of investment advisory fees. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Dynamic Growth Fund. Please refer to the disclosure on page 11 for a description of what these returns represent and what they do not represent.

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

4                                         2003 Semiannual Report | June 30, 2003

The Flex-funds

The Aggressive Growth Fund

---------------------------------------------------------------------------------------------------
Performance Perspective

Average Annual Total Returns                3       Year       1         3        5        Since
as of June 30, 2003                       months   to date    year     years    years    Inception
---------------------------------------------------------------------------------------------------
The Aggressive Growth Fund                18.12%    12.94%   -5.75%   -12.02%      --    -16.78%/1/
---------------------------------------------------------------------------------------------------
Meeder Asset Management, Inc.
   Aggressive Growth Accounts Composite   16.67%    13.15%   -4.99%   -11.20%    6.64%    11.93%/2/
---------------------------------------------------------------------------------------------------
Nasdaq Composite Index                    21.00%    21.51%   10.91%   -25.76%   -3.05%   -27.30%/3/
---------------------------------------------------------------------------------------------------
Average Aggressive Growth Fund            18.03%    15.75%    0.29%   -18.23%   -0.81%   -18.16%/3/
---------------------------------------------------------------------------------------------------

/1/ Inception Date: 2/29/00. /2/ Inception Date: 12/31/94. /3/ Average annual total return from 2/29/00 to 6/30/03. Source for index and average fund data:
Morningstar, Inc.

--------------------------------------------------------------------------------

Semiannual Market Perspective

                                     [PHOTO]

                               Robert M. Wagner,
                               CFA
                               Portfolio Manager

At the start of 2003, The Aggressive Growth Fund was invested in large-cap value funds and funds closely correlated to the S&P 500 and Nasdaq 100 indices. Large-cap value had demonstrated good relative strength late last year, as had the technology-laden Nasdaq Composite Index. These trends continued early in the 1st Quarter of 2003.

After the market peaked in mid-January, large-cap value began to demonstrate weakness relative to the broad equity market. Consequently, we reduced our exposure to this area of the market, and added exposure to small-cap and growth stocks, which were demonstrating improved relative strength. We also added a small allocation to precious metals in the Fund during the 1st Quarter.

In the 2nd Quarter, small-cap stocks continued to perform well, and we increased our allocation to funds targeting this area of the market during the period. We maintained our allocation to funds closely correlated to the Nasdaq 100 Index, which also outperformed the overall equity market in the rally from the March 11 low.

Large-cap growth stocks, which had demonstrated good relative strength in the 1st Quarter, began to lag the broad equity market as the 2nd Quarter progressed. Meanwhile, large-cap value stocks gained momentum and outperformed growth for the three-month period. As this trend emerged, we added exposure to large-cap value funds to the portfolio and reduced our exposure to large-cap growth.

                                     [CHART]

                                    Pie chart

Portfolio Holdings as of June 30, 2003

1) Federated Kaufmann Fund - A        30%
2) Fidelity Leveraged Stock Fund      20%
3) Nasdaq 100 Futures                 13%
4) Neuberger Berman Focus Trust Fund  12%
5) PBHG Clipper Focus Fund            10%
6) Gabelli Growth Fund                 8%
7) Rydex Precious Metals Fund          5%
8) Cash Equivalents                    2%

Portfolio holdings are subject to change.

At this midpoint of the year, the environment for equity investors appears to be generally positive, with the twin forces of fiscal and monetary stimulus and a reduced level of uncertainty creating a favorable environment for stocks.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above.

The returns for the Meeder Asset Management, Inc. Aggressive Growth Accounts represent a composite of the private accounts managed by Meeder Asset Management, Inc., manager of The Flex-funds, which employ a similar investment strategy to The Aggressive Growth Fund. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Aggressive Growth Fund. Please refer to the disclosure on page 11 for a description of what these returns represent and what they do not represent.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

2003 Semiannual Report | June 30, 2003                                         5

The Flex-funds

The Muirfield Fund

----------------------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns     3        Year      1         3        5        10       Since
as of June 30, 2003                     months   to date    year     years    years     years   Inception
----------------------------------------------------------------------------------------------------------
The Muirfield Fund                      14.33%    8.24%    -0.85%    -7.17%    0.05%    6.18%     8.17%/1/
----------------------------------------------------------------------------------------------------------
S&P 500 Index                           15.39%   11.75%     0.25%   -11.19%   -1.61%   10.04%    11.49%/2/
----------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                  21.00%   21.51%    10.91%   -25.76%   -3.05%    8.71%    10.08%/2/
----------------------------------------------------------------------------------------------------------
Avg. Asset Allocation Fund              10.93%    8.76%     2.54%    -2.46%    1.47%    7.25%     8.80%/2/
----------------------------------------------------------------------------------------------------------

/1/ Inception Date: 8/10/88. /2/ Average annual total return from 8/1/88 to 6/30/03. Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------

 Semiannual Market Perspective

                                     [PHOTO]

                              Robert S. Meeder, Sr.
                              Portfolio Manager

                                     [PHOTO]

                              Kevin J. Kranz
                              Asst. Portfolio Manager

The Muirfield Fund returned 14.33% for the 2nd Quarter, compared with the 15.39% return of the S&P 500, even though the Fund was not fully invested for the entire three month period. This result is in line with our goal of participating in most of a market advance, while protecting capital when market risk is high. For the first half of 2003, the Fund gained 8.24%.

The major equity indices were weak during the 1st Quarter as uncertainty over the looming war in Iraq weighed down investor confidence. As the outcome of events in Iraq became more clear, investors gained confidence and the equity market commenced a strong rally, accompanied by broad participation of stocks in the advance. This breadth also shows up in the small and micro-cap stocks, which performed much better than the S&P 500 in the 2nd Quarter. For example, the leading index for the quarter was the Russell 2000 at 22.99%. Much of the Fund's performance in the 2nd Quarter is attributable to our allocation to the Nasdaq 100 Index and smaller cap stocks.

As of June 30th, The Muirfield Fund remains fully invested in the equity market with no allocations to bonds or cash equivalents. The Fund is positioned to take advantage of relative strength in both the technology sector and smaller capitalization stocks. These areas have performed well throughout the quarter, and still exhibit long-term and intermediate term relative strength to the S&P
500. Because the market can quickly rotate leadership, we also hold a position in the large cap value style as a counterbalance.

                                     [CHART]

                                    Pie chart

Portfolio Holdings as of June 30, 2003

1) Nasdaq 100 i-Shares                 30%
2) The Yacktman Fund                   23%
3) Federated Kaufmann Fund             22%
4) PBHG Mid Cap Fund                   13%
5) Heartland Value Fund                12%

Portfolio holdings are subject to change.

Can this "bull market phase" continue? Many fundamental measures are positive, from interest rates and U.S. government tax cuts to improving company earnings. One fundamental measure is the historic value ratio, which is the ratio of the S&P 500 earnings to the 90-day Treasury bill. This valuation measure has never been more bullish, and indicates more long-term opportunity than risk in the equity market.

Trend analysis is still positive, although it was tested in late June. The market has held up well each time the trends have been tested. The technical condition of the market is still positive, but many measures of market health have been overbought for a good portion of the quarter. The market is poised for long-term growth, but may need to consolidate a portion of this quarter's return before advancing further.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Muirfield Fund during the periods shown above. The S&P 500 Index is an widely recognized unmanaged index of common stock prices. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

6                                         2003 Semiannual Report | June 30, 2003

The Flex-funds

The Highlands Growth Fund

-------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns      3       Year      1        3        5      10       Since
as of June 30, 2003                      months   to date   year    years    years   years   Inception
-------------------------------------------------------------------------------------------------------
The Highlands Growth Fund                 16.35%    11.76%  -2.40%  -12.76%  -3.18%   6.07%    6.79%/1/
-------------------------------------------------------------------------------------------------------
S&P 500 Index                             15.39%    11.75%   0.25%  -11.19%  -1.61%  10.04%   12.48%/2/
-------------------------------------------------------------------------------------------------------

/1/ Inception Date: 3/20/85

/2/ Average annual total return from 3/29/85 to 6/30/03.

Source for index data: Morningstar, Inc.

--------------------------------------------------------------------------------

Semiannual Market Perspective

                                     [PHOTO]

                                William L.Gurner
                                Portfolio Manager

The Highlands Growth Fund outperformed its benchmark index for the 2nd Quarter of 2003, with a total return of 16.35%. In comparison, the S&P 500 Index returned 15.39% for the same period. For the first six months of 2003, The Highlands Growth Fund performed in line with the S&P 500 Index, gaining 11.76% for the period compared with the 11.75% six month return of the benchmark index.

Everything we read early in the year said that stocks were going to retreat to normal valuation levels, and that we would be fortunate to have single-digit returns in 2003. However, the fact that stocks rebounded strongly this quarter following the previous quarter's decline shows how little people know about what the market will do over short time periods.

There are three powerful stimuli in place at present that should add a boost to the U.S. economy in the second half of the year. First, interest rates are at 45-year lows. Second, the federal government has reduced individual income tax rates, as well as capital gains and dividend income taxes in order to give the economy a lift. Third, the weak dollar should stimulate exports and consequently help multi-national corporations.

This market is different for a number of reasons. Many individual investors are buying stocks because they are scared of missing a rally, and corporations have been buying stocks because of their underfunded pension

                                     [CHART]

                                    Pie chart

Portfolio Holdings as of June 30, 2003

                           Sector               % of
 Sector                    Manager            Portfolio
-------------------------------------------------------
1) Finance                 Clover                22%
2) Technology              RCM                   17%
3) Health                  Matrix                15%
4) Consumer Non-Durables   Barrow Hanley         15%
5) Consumer Durables       Barrow Hanley          7%
6) Materials & Services    Dreyfus                6%
7) Utility                 W.H.Reaves & Co.       6%
8) Energy                  Mitchell Group         6%
9) Transportation          Miller Howard          1%
10) Cash Equivalents                              2%
11) S&P 500 Futures                               3%

Portfolio holdings are subject to change.

plans. However, half of the daily trading volume currently comes from hedge funds and program trading. Many lower quality stocks have performed well as of late because of hedge funds covering short positions.

The Highlands Growth Fund still maintains a quality portfolio with an emphasis on diversification. We intend to outperform the market, but not at the risk of owning lower quality stocks. Patience is important. Investors who chase hot returns usually get burned.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Highlands Growth Fund during the periods shown above.

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

2003 Semiannual Report | June 30, 2003                                         7

The Flex-funds

The Total Return Utilities Fund

-----------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns      3       Year      1        3        5        Since
as of June 30, 2003                      months   to date   year    years    years    Inception
-----------------------------------------------------------------------------------------------
The Total Return Utilities Fund           15.08%     7.45%  -3.70%   -9.95%   -1.27%   6.68%/1/
-----------------------------------------------------------------------------------------------
New York Stock Exchange Utility Index     19.50%    10.14%   1.59%  -16.89%   -5.41    5.16%/2/
-----------------------------------------------------------------------------------------------
Average Utility Fund                      16.94%    12.46%   0.93%  -10.22%   -1.36%   6.78%/2/
-----------------------------------------------------------------------------------------------

/1/ Inception Date: 6/21/95.

/2/ Average annual total return from 6/30/95 to 6/30/03.

Source for index data: Bloomberg. Source for average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------

Semiannual Market Perspective

                                     [PHOTO]

                                Lowell G. Miller
                                Portfolio Manager

Fund performance for the first half of 2003 was driven by gas production and distribution companies, which benefited from rising natural gas prices and extreme winter weather conditions that stoked consumer demand for services, as well as by our telecommunications holdings. The Baby Bells experienced disappointing returns in the 1st Quarter, following an unfavorable regulatory decision, but came back strongly in the 2nd Quarter. In addition, solid 1st Quarter earnings from a number of our holdings aided our 2nd Quarter returns.

The beneficial change in dividend taxation, which was approved this past May, has tipped market sentiment back in favor of the high-yielding, traditionally conservative utilities sector. Mid-cap utilities, which comprise most of the Fund's portfolio, did not receive as much of a boost following passage of the tax relief bill as did the large-cap utilities. Nevertheless, our midcap holdings are poised to continue their steady earnings recovery, accompanied by regular dividend increases.

The seeds of improved investor sentiment toward the utilities sector are poised to sprout. Many companies have successfully exited their high risk, unregulated activities and nearly completed "back to basics" programs that re-emphasize their traditional utility operations. Many utilities' balance sheets are as strong as they have been since the early 1990's, while the operating environment for many companies continues to stabilize. Tax relief has made many utility stocks

                                     [CHART]

                                    Pie chart

Portfolio Holdings as of June 30, 2003

1) Oil/Gas Domestic            29%
2) Telecomm. Services          19%
3) Electric/Gas Utility        16%
4) Electric Utility             9%
5) Natural Gas (Diversified)    8%
6) Electric Integrated          6%
7) Water Utility                4%
8) Distribution                 3%
9) Cash Equivalents             6%

Portfolio holdings are subject to change.

more attractive to a wider pool of investors, and major regulatory reform is at hand. Now, we are just waiting for some renewed economic activity to increase demand for utilities' essential services.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above.

Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value.

The New York Stock Exchange Utility Index is an unmanaged index of 256 utility sector stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------

8                                         2003 Semiannual Report | June 30, 2003

The Flex-funds

The Money Market Fund

---------------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns     3       Year      1       3       5      10       Since
as of June 30, 2003                     months   to date   year   years   years   years   Inception
---------------------------------------------------------------------------------------------------
The Money Market Fund                    0.24%     0.50%   1.25%   3.12%   3.98%   4.47%  5.51%/1/
---------------------------------------------------------------------------------------------------
Average Money Market Fund                0.12%     0.26%   0.72%   2.55%   3.46%   4.07%  5.08%/2/
---------------------------------------------------------------------------------------------------
Current & Effective Yields*            7-day simple yield: 0.84%     7-day compound yield: 0.84%
---------------------------------------------------------------------------------------------------

/1/ Inception Date: 3/27/85 /2/ Average Annual total return from 3/31/85 to 6/30/03.

* Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Source for average money market fund data: Lipper, Inc.

--------------------------------------------------------------------------------

Semiannual Market Perspective

                                     [PHOTO]

                              Joseph A. Zarr
                              Co-Portfolio Manager

                                     [PHOTO]

                              Christopher M.
                              O'Daniel, CFA
                              Co-Portfolio Manager

The Flex-funds Money Market Fund continues to perform among the best funds in its peer group, ranking in the top 10 general-purpose money market funds for 12-month total return as of June 30, 2003, according to iMoneyNet, Inc.

In addition, the Fund ranked among the top 5% of general purpose money market funds for its 7-day compound yield as of July 1, 2003, according to iMoneyNet, Inc.

Short-term interest rates fell throughout most of the first half of the year, as the market anticipated additional rate cuts by the Federal Reserve, which eventually came in the form of a quarter-point reduction on June 25th. Throughout this period, the Fund sought to take advantage of the higher yields that were available among very short-term securities, and to lock in higher rates among select longer-term instruments. This approach helped the Fund retain its strong performance relative to its peers, and gave us the flexibility to adjust the portfolio in case rates moved higher.

Foreign affairs dominated the market in the 1st Quarter, as economic events took a back seat to the conflict in Iraq. Upon the conclusion of the war, the market began to focus again on the threat of deflation. Within its own ability, the Federal Reserve is simply not going to let deflationary forces take root in the U.S.

                                     [CHART]

                                    Pie chart

Portfolio Holdings as of June 30, 2003

1) Variable Rate Notes       32%
2) Corporate Notes           26%
3) Commercial Paper          18%
4) Repurchase Agreements     17%
5) U.S. Gov't Agency Notes    7%

Portfolio holdings are subject to change.

as they have in Japan over the last 10 years. It is our view that the Fed wishes to keep short-term rates low for some time, as a means of combating deflation and supporting an improving economy. Therefore, we would expect yields on all short-term instruments to remain relatively low until the economy begins to expand at a more robust rate - which may not occur until late this year or early next year.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent period and average annual total returns for the periods ended June 30, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Without such waivers, the Fund's rankings may have been lower. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to perserve the value of your invesment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

--------------------------------------------------------------------------------

2003 Semiannual Report | June 30, 2003                                         9

The Flex-funds

The U.S. Government Bond Fund

-------------------------------------------------------------------------------------------------------
Performance Perspective

Period & Average  Annual Total  Returns               3       Year       1       5     10       Since
as of June 30, 2003                                 months   to date   Year    Year   Year    Inception
-------------------------------------------------------------------------------------------------------
The U.S.  Government Bond Fund                      -1.88%    -1.36%    5.48%  4.94%  5.51%   6.56%/1/
-------------------------------------------------------------------------------------------------------
Lehman Bros. Intermediate Government/Credit Index    2.71%     4.26%   10.82%  7.64%  6.87%    n/a
-------------------------------------------------------------------------------------------------------
Average General U.S. Government Bond Fund            1.41%     2.18%    7.30%  6.10%  5.79%    n/a
-------------------------------------------------------------------------------------------------------

/1/ Inception Date: 5/9/85. Source for index and average fund data: Morningstar, Inc.

--------------------------------------------------------------------------------

Semiannual Market Perspective

                                     [PHOTO]

                              Joseph A. Zarr
                              Co-Portfolio Manager

                                     [PHOTO]

                              Christopher M.
                              O'Daniel, CFA
                              Co-Portfolio Manager

During the first half of 2003, signs were emerging that the inverse relationship between bonds and stocks that had been in place for much of the last two years was starting to decouple. Bond prices rose in the 1st Quarter as the fear and uncertainty surrounding the seemingly imminent war in Iraq caused stock prices to fall. As the price trend in bonds was positive during this time, we adopted a fully-invested position in long-term U.S. Treasuries. Once military action commenced and its outcome became more certain, equities rallied once again and bond prices fell, mandating that we adopted a fully-defensive position in short-term Treasuries in April.

During the 2nd Quarter, bond investors turned away from international affairs and looked closer to home for direction. Reported data reflected a mixed picture for the U.S. economy, with continued growth at a slow pace, gradual improvement in corporate earnings, and a rise in unemployment. It was up to the Federal Reserve to provide some guidance to bond investors. The Fed sent signals that it was beginning to concentrate on the ills of deflation instead of the ravages of inflation. At that point, the market began to seriously consider the likelihood of another Fed rate cut, possibly as much as a half-point reduction in the Fed funds target rate by quarter-end.

Long-term rates followed short-term rates downward, and accordingly the trend in bond prices turned positive. We adopted a partially-invested position in June, targeting exposure to intermediate-term Treasuries out

                                     [CHART]

                                    Pie chart

Portfolio Holdings as of June 30, 2003

1) 10-year U.S. Treasury Notes    100%
2) 10-year Hedged Position*        30%
Net Portfolio Exposure             70%

* As of 6/30/03, the Fund had adopted a 30% short position as a defensive measure.

Portfolio holdings are subject to change.

of our on-going concern that the bull market in bonds has become overextended. Once the Fed announced a quarter-point cut in rates at its June 25th meeting, bond yields halted its freefall and the price trend stabilized for the time being.

At this midpoint of the year, evidence is emerging that long-term interest rates are on the rise and the bond market is due for a correction. A downturn in the price trend component of our discipline would mandate a more defensive position in the Fund, as we seek to provide protection of investor capital.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods shown above.

The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

--------------------------------------------------------------------------------

10                                       2003 Semiannual Report | June 30, 2003

PAST PERFORMANCE OF MEEDER ASSET MANAGEMENT, INC. GROWTH AND AGGRESSIVE GROWTH ACCOUNTS COMPOSITES

Purpose of Past Performance. The performance information on Pages 4 and 5 is provided to show the past performance of the advisor in managing substantially similar accounts to The Dynamic Growth Fund and The Aggressive Growth Fund.

What Past Performance Does Not Represent. The past performance shown on Pages 4 and 5 does not represent the performance of the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund. You should not consider the past performance for account composites shown on Pages 4 and 5 as an indication of the future performance of the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund.

Similar Accounts. Robert M. Wagner, CFA serves as the advisor's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of the Growth Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Portfolio and The Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds.

Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor's composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Portfolio and The Dynamic Growth Fund, and the Aggressive Growth Portfolio and The Aggressive Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

Differences in Regulation. The private accounts that are included in the advisor's composite are not subject to the same types of expenses to which the Growth Portfolio or The Dynamic Growth Fund, or the Aggressive Growth Portfolio or The Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Portfolio and The Dynamic Growth Fund, or the Aggressive Growth Portfolio and The Aggressive Growth Fund by federal securities laws.

--------------------------------------------------------------------------------

2003 Semiannual Report | June 30, 2003                                        11

The Flex-funds

                              2003 Semiannual Report
                              Portfolio Holdings &
                              Financial Statements

--------------------------------------------------------------------------------

12                                        2003 Semiannual Report | June 30, 2003

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                              The Muirfield Fund

                              The Muirfield Fund

                                                  Shares,
                                                 Principal
                                                Amount ($),
        Security Description                    or Contracts  Value ($)
        --------------------                    ------------ ----------
          Common Stocks -- 98.8%
        Federated Kaufmann Fund -- Class A #     2,679,554   11,200,538
        Heartland Value Fund #                     135,516    5,435,573
        Nasdaq-100 Index Tracking Stock #          519,700   15,565,015
        PBHG Mid Cap Fund #                        458,181    6,588,655
        The Yacktman Fund                          862,675   12,034,328
                                                             ----------
        Total Common Stocks
         (Cost $44,653,022)                                  50,824,109
                                                             ----------
          Money Market Registered Investment Companies -- 0.1%
        Fidelity Cash Reserves Money Market
         Fund                                       43,092       43,092
                                                             ----------
        Total Money Market Registered
         Investment Companies
         (Cost $43,092)                                          43,092
                                                             ----------
          U.S. Government Obligations -- 0.2%
        U.S. Treasury Bills
          1.08%, due 11/20/03                       22,100       22,018
          0.92%, due 12/26/03 *                    100,000       99,528
                                                             ----------
        Total U.S. Government Obligations
         (Cost $121,556)                                        121,546
                                                             ----------
          Repurchase Agreements -- 1.0%
        Salomon Smith Barney, Inc., 1.43%,
         07/01/03, (Collateralized by $524,233
         Banco Santander Commercial Paper,
         at 1.05%, due 09/02/03,
         value -- $523,268)                        513,000      513,000
                                                             ----------
        Total Repurchase Agreements
         (Cost $513,000)                                        513,000
                                                             ----------
        Total Investments -- 100.1%
         (Cost $45,330,670)                                  51,501,747
                                                             ----------
        Liabilities less Other Assets -- (0.1%)                 (56,497)
        Total Net Assets -- 100.0%                           51,445,250
                                                             ----------

                                                 Shares,
                                                Principal
                                               Amount ($),
         Security Description                  or Contracts Value ($)
         --------------------                  ------------ ----------
           Futures Contracts
         Long, Nasdaq 100 Futures, face amount
          $723,900 expiring September 2003            6        722,700
                                                            ----------
         Total Futures Contracts                               722,700
                                                            ----------
           Trustee Deferred Compensation **
         The Flex-funds Dynamic Growth Fund       2,459         15,541
         The Flex-funds Highlands Growth Fund     2,568         33,435
         The Flex-funds Muirfield Fund            8,425         34,290
         The Flex-funds Total Return Utilities
          Fund                                    1,798         24,165
                                                            ----------
         Total Trustee Deferred Compensation
          (Cost $135,814)                                      107,431
                                                            ----------

#  Represents non-income producing securities.
*  Pledged as collateral on Futures.
** Assets of affiliates to The Muirfield Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                        The Total Return Utilities Fund

                        The Total Return Utilities Fund

                                               Shares or
                                               Principal
           Security Description                Amount ($) Value ($)
           --------------------                ---------- ----------
             Common Stocks -- 94.0%
           Distribution -- 2.7%
           Vectren Corp.                         21,925      549,221
                                                          ----------
           Electric/Gas Utility -- 16.3%
           AGL Resources, Inc.                   28,970      736,997
           ATMOS Energy Corp.                    25,995      644,676
           MDU Resources Group, Inc.             26,205      877,605
           NiSource, Inc.                        56,240    1,068,560
                                                          ----------
                                                           3,327,838
                                                          ----------
           Electric Integrated -- 5.6%
           DPL, Inc.                             23,085      367,975
           IDACORP, Inc.                         29,405      771,881
                                                          ----------
                                                           1,139,856
                                                          ----------
           Electric Utility -- 8.9%
           Cinergy Corp.                         18,185      669,026
           Keyspan Corp.                         32,125    1,138,831
                                                          ----------
                                                           1,807,857
                                                          ----------
           Natural Gas (Distributor)  -- 12.3%
           Equitable Resources, Inc.             19,980      813,985
           Nicor, Inc.                           29,580    1,097,714
           Transcanada Corp.                     34,340      603,354
                                                          ----------
                                                           2,515,053
                                                          ----------
           Oil and Natural Gas -- 1.9%
           EOG Resources, Inc.                    9,360      391,622
                                                          ----------
           Oil/Gas (Domestic) -- 23.4%
           Anadarko Petroleum Corp.               8,900      395,783
           Burlington Resources, Inc.             8,070      436,345
           Devon Energy, Corp.                    7,760      414,384
           Kinder Morgan Energy Partners, L.P.   33,238    1,313,566
           Peoples Energy Corp.                  16,885      724,198
           Questar Corp.                         44,440    1,487,340
                                                          ----------
                                                           4,771,616
                                                          ----------
           Telecommunication Services -- 18.7%
           Alltel Corp.                          17,200      829,384
           Bellsouth Corp.                       22,520      599,708
           CenturyTel, Inc.                      18,080      630,088
           SBC Communications, Inc.              23,035      588,544
           Telephone & Data Systems              10,790      536,263
           Verizon Communications, Inc.          15,758      621,653
                                                          ----------
                                                           3,805,640
                                                          ----------
           Water Utility -- 4.2%
           Philadelphia Suburban Corp.           35,480      865,002
                                                          ----------
           Total Common Stocks
            (Cost $19,180,707)                            19,173,705
                                                          ----------

                                                   Shares or
                                                   Principal
        Security Description                       Amount ($) Value ($)
        --------------------                       ---------- ----------
          U.S. Government Obligations -- 0.0%
        U.S. Treasury Bill, 1.08%, due 11/20/03        1,000         996
                                                              ----------
        Total U.S. Government Obligations
         (Cost $996)                                                 996
                                                              ----------
          Repurchase Agreements -- 6.0%
        Salomon Smith Barney, Inc., 1.43%,
         07/01/03, (Collateralized by $1,240,582
         Banco Santander Commercial Paper,
         at 1.05%, due 09/02/03,
         value --$1,238,298)                       1,214,000   1,214,000
                                                              ----------
        Total Repurchase Agreements
         (Cost $1,214,000)                                     1,214,000
                                                              ----------
        Total Investments -- 100.0%
         (Cost $20,395,703)                                   20,388,701
                                                              ----------
        Other Assets less Liabilities -- 0.0%                     16,159
                                                              ----------
        Total Net Assets -- 100.0%                            20,404,860
                                                              ----------
          Trustee Deferred Compensation *
        The Flex-funds Dynamic Growth Fund               805       5,088
        The Flex-funds Highlands Growth Fund             691       8,997
        The Flex-funds Muirfield Fund                  2,548      10,370
        The Flex-funds Total Return Utilities Fund       528       7,096
                                                              ----------
        Total Trustee Deferred Compensation
         (Cost $36,526)                                           31,551
                                                              ----------

* Assets of affiliates to The Total Return Utilities Fund held for the benefit of the Fund's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                           The Highlands Growth Fund

                           The Highlands Growth Fund


                                                  Shares,
                                                 Principal
                                                Amount ($),
        Security Description                    or Contracts Value ($)
        --------------------                    ------------ ----------
          Common Stocks -- 96.1%
        Capital Goods, Materials & Services -- 6.7%
        (Subadvised by Dreyfus Service Corporation)
        Agilent Technologies, Inc. #                1,300        25,415
        Alcoa, Inc.                                 1,900        48,450
        American Power Conversion #                 2,100        32,781
        American Standard Companies, Inc. #           625        46,206
        Apollo Group, Inc. -- Class A #               750        46,350
        Caterpillar, Inc.                           1,100        61,226
        Cendant Corp. #                             2,600        47,632
        Centex Corp.                                  250        19,447
        Corporate Executive Board Co. #             1,500        60,765
        CUNO, Inc. #                                1,000        36,210
        Dow Chemical                                2,000        61,920
        DuPont, E.I., de Nemours & Co.                  1            42
        Ecolab, Inc.                                1,100        28,160
        Emerson Electric Co.                          800        40,880
        Fluor Corp.                                   550        18,502
        Inco, Ltd. #                                  800        16,912
        Ingersoll-Rand Co. -- Class A                 750        35,490
        International Paper Co.                     1,150        41,089
        Iron Mountain, Inc. #                         700        25,963
        Jacobs Engineering Group, Inc. #              500        21,075
        Johnson Controls, Inc.                        492        42,115
        Manpower, Inc.                                600        22,254
        Masco Corp.                                 3,080        73,458
        Nextel Communication, Inc. -- Class A #     3,400        61,438
        Omnicom Group, Inc.                           570        40,869
        PPG Industries, Inc.                          690        35,011
        Pactiv Corp. #                                  1            20
        Paychex, Inc.                               1,300        38,207
        Power-One, Inc. #                           2,650        18,868
        Praxair, Inc.                                 740        44,474
        Tetra Tech, Inc. #                          1,100        19,140
        Trex Co., Inc. #                              800        31,400
        Tyco International, Ltd.                    5,870       111,413
        Weyerhaeuser Co.                              550        29,700
                                                             ----------
                                                              1,282,882
                                                             ----------
        Consumer Durable Goods -- 7.5%
        (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
        Best Buy Co., Inc. #                        1,500        65,880
        Costco Wholesale Corp. #                    2,100        76,860
        General Motors Corp.                        1,300        46,800
        Home Depot, Inc.                            5,900       195,408
        Lowe's Companies, Inc.                      3,000       128,850
        Target Corp.                                4,700       177,848
        Wal-Mart Stores, Inc.                      11,500       617,205
        Walgreen Co.                                4,400       132,440
                                                             ----------
                                                              1,441,291
                                                             ----------
        Consumer Non-durable Goods -- 15.1%
        (Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
        Action Performance Companies, Inc.          4,033        76,627
        Aeropostale, Inc. #                         5,000       107,400
        Altria Group, Inc.                          5,380       244,467
        Anheuser-Busch Companies, Inc.              1,940        99,037
        AOL Time Warner, Inc. #                     8,810       141,753
        Bunge Ltd.                                  2,640        75,504

                                                 Shares,
                                                Principal
                                               Amount ($),
         Security Description                  or Contracts Value ($)
         --------------------                  ------------ ----------
           Common Stocks -- continued
         Carnival Corp.                           1,980         64,370
         Cedar Fair, LP                           1,040         29,120
         Circuit City Stores, Inc.                2,000         17,600
         Clear Channel Communications, Inc #      1,800         76,302
         Coca-Cola Co.                            5,160        239,476
         Colgate-Palmolive Co.                      520         30,134
         Comcast Corp. -- Special -- Class A #    4,620        133,934
         ConAgra Foods, Inc.                      3,340         78,824
         Gannett Co.                              1,100         84,491
         Gillette Co.                             1,340         42,692
         Haggar Corp.                             4,400         55,000
         Hain Celestial Group, Inc. #             3,060         48,868
         Imperial Tobacco Group -- ADR            1,720         62,281
         Investors Financial Services Corp.       4,570        132,667
         JAKKS Pacific, Inc. #                    6,440         85,459
         Kraft Foods, Inc.                        1,600         52,080
         Loews Corp. -- Carolina Group            1,340         36,180
         McDonald's Corp.                         3,040         67,062
         Newell Rubbermaid, Inc.                  2,400         67,200
         Omnicom Group, Inc.                         55          3,944
         PepsiCo, Inc.                            4,080        181,560
         Procter & Gamble Co.                     2,340        208,681
         Starwood Hotels & Resorts Worldwide,
          Inc.                                    1,920         54,893
         Viacom, Inc. -- Class B #                3,773        164,729
         Walt Disney Co.                          3,380         66,755
         Wendy's International, Inc.              2,900         84,013
                                                            ----------
                                                             2,913,103
                                                            ----------
         Energy -- 5.7%
         (Subadvised by The Mitchell Group, Inc.)
         Amerada Hess Corp.                         900         44,262
         Apache Corp.                               625         40,662
         BP PLC ADR                               1,148         48,239
         Baker Hughes, Inc.                       1,100         36,927
         Cal Dive International, Inc. #             600         13,068
         Chevron Texaco Corp.                     2,356        170,103
         Comstock Resources, Inc. #               1,700         23,256
         ConocoPhillips                           1,600         87,680
         Devon Energy Corp.                         838         44,749
         Ensco International, Inc.                  600         16,140
         Exxon Mobil Corp.                        7,324        263,005
         FMC Technologies, Inc. #                 1,300         27,365
         Halliburton Co.                          1,600         36,800
         Kerr-McGee Corp.                           900         40,320
         Noble Corp. #                              850         29,155
         Pioneer Natural Resources Co. #          1,700         44,370
         Schlumberger, Ltd.                       1,500         71,355
         W-H Energy Services, Inc. #              1,200         23,472
         Westport Resources Corp. #                 600         13,650
         Willbros Group, Inc. #                   1,400         14,546
                                                            ----------
                                                             1,089,124
                                                            ----------

The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                           The Highlands Growth Fund

                           The Highlands Growth Fund

                                                 Shares,
                                                Principal
                                               Amount ($),
          Security Description                 or Contracts Value ($)
          --------------------                 ------------ ----------
            Common Stocks -- continued
          Finance -- 21.5%
          (Subadvised by Clover Partners LP)
          Alliance Capital Management Holding,
           LP                                      3,170       115,705
          Ameren Corp.                               450        19,845
          American Express Co.                     5,055       211,350
          American International Group, Inc.       7,535       415,781
          Astoria Financial Corp.                  3,250        90,773
          BB&T Corp.                               6,710       230,153
          Bank of America Corp.                    4,395       347,337
          Charter One Financial, Inc.              3,690       115,054
          Citigroup, Inc.                         14,715       629,802
          Cullen/Frost Bankers, Inc.               3,430       110,103
          FMC Technologies, Inc. #                   400         8,420
          Fifth Third Bancorp                      1,340        76,943
          General Electric Co.                    19,625       562,845
          Hartford Financial Services Group        1,810        91,152
          M & T Bank Corp.                           890        74,956
          Mellon Financial Corp.                   3,220        89,355
          Merrill Lynch & Co., Inc.                3,855       179,951
          Morgan Stanley                           2,155        92,126
          National Commerce Financial Corp.        2,350        52,147
          Platinum Underwriters Holdings, Ltd.     5,670       153,884
          Radian Group, Inc.                       3,740       137,071
          Southwest Bancorp of Texas #             2,130        69,246
          Travelers Property Casualty Corp. --
           Class A                                 3,925        62,407
          Travelers Property Casualty Corp. --
           Class B                                 2,895        45,654
          Wachovia Corp. -- Preferred Dividend
           Equalization                            1,700            --
          Willis Group Holdings, Ltd.              5,330       163,897
                                                            ----------
                                                             4,145,957
                                                            ----------
          Health -- 14.5%
          (Subadvised by Matrix Asset Advisors, Inc.)
          Abbott Laboratories                      5,525       241,774
          AMGEN, Inc. #                            3,200       211,008
          Biomet, Inc.                             1,900        54,511
          Baxter International, Inc.               7,100       184,600
          Boston Scientific Corp. #                  575        35,133
          Bristol-Myers Squibb Co. #               8,675       235,526
          Guidant Corp.                            4,075       180,889
          HCA, Inc.                                1,725        55,269
          Johnson & Johnson                        3,125       161,563
          McKesson Corp.                           1,875        67,013
          Merck & Co., Inc.                        6,225       376,924
          Pfizer, Inc.                            20,825       711,173
          Wellpoint Health Networks, Inc. #          325        27,397
          Wyeth                                    5,475       249,386
                                                            ----------
                                                             2,792,166
                                                            ----------
          Technology -- 17.5%
          (Subadvised by Dresdner RCM Global Investors, L.L.C.)
          3 M Co.                                  1,455       187,666
          Accenture, Ltd. -- Class A #             4,550        82,310
          Alcatel SA -- Sposored ADR #             3,700        33,115
          Amdocs, Ltd. #                           5,330       127,920
          Apple Computer, Inc. #                   1,830        34,880

                                                  Shares,
                                                 Principal
                                                Amount ($),
         Security Description                   or Contracts Value ($)
         --------------------                   ------------ ----------
           Common Stocks -- continued
         BEA Systems, Inc. #                        2,910        31,690
         CDW Corp. #                                1,180        54,056
         Cannon, Inc. -- ADR                        1,870        85,365
         Cisco Systems, Inc. #                      3,330        55,911
         Computer Sciences Corp. #                  1,030        39,264
         Cypress Semiconductor Corp. #              6,100        73,200
         Dell Computer Corp. #                      3,505       111,599
         Ebay, Inc. #                                 600        62,400
         Emulex Corp. #                             3,460        78,784
         Globespanvirata, Inc. #                    5,660        47,318
         Great Plains Energy, Inc.                    485        14,007
         Helmerich & Payne                            600        17,520
         Hewlett-Packard Co.                       10,480       223,224
         International Business Machines Corp.        990        81,675
         Intel Corp.                                5,020       104,466
         Jabil Circuit, Inc. #                      1,840        40,664
         Marvell Technology Group, Ltd. #           2,790        95,837
         Maxim Integrated Products, Inc.              860        29,326
         Mercury Interactive Corp. #                1,510        58,527
         Microchip Technology, Inc.                 2,700        66,825
         Microsoft Corp. #                         25,980       666,127
         Nokia Corp. -- Spsonsored ADR              6,340       104,166
         Northrop Grumman Corp.                       930        80,250
         QLOGIC Corp. #                             1,990        95,997
         Qualcomm, Inc.                             2,030        73,140
         SOHU.com, Inc. #                             710        24,140
         Sun Microsystems, Inc. #                  11,440        53,196
         Symantec Corp. #                             910        39,958
         Taiwan Semiconductor Manufacturing
          Co., Ltd. -- ADR #                        5,400        54,432
         UTStarcom, Inc. #                          3,590       127,948
         United Technologies Corp.                  1,305        92,433
         Vectren Corp.                                515        12,901
         Veritas Software Corp. #                   3,920       112,974
                                                             ----------
                                                              3,375,211
                                                             ----------
         Transportation -- 1.3%
         (Subadvised by Miller/Howard Investments, Inc.)
         Burlington Northern Santa Fe Corp.           640        18,202
         CSX Corp.                                    352        10,592
         Delta Air Lines, Inc.                        205         3,009
         FedEx Corp.                                  505        31,325
         Norfolk Southern Corp.                       650        12,480
         Ryder System, Inc.                           100         2,562
         Sabre Holdings Corp.                         245         6,039
         Southwest Airlines Co.                     1,443        24,820
         Union Pacific Corp.                          415        24,078
         United Parcel Service, Inc. -- Class B     1,915       121,985
                                                             ----------
                                                                255,092
                                                             ----------
         Utilities -- 6.2%
         (Subadvised by W.H. Reaves & Co., Inc.)
         Alltel Corp.                                 950        45,809
         BCE, Inc.                                    955        22,070
         BellSouth Corp.                            5,569       148,302
         Boston Scientific Corp. #                    550        33,605
         Calpine Corp. #                            2,665        17,589
         Constellation Energy Group                 2,950       101,185

                                                                 The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                           The Highlands Growth Fund

                           The Highlands Growth Fund

                                                  Shares,
                                                 Principal
                                                Amount ($),
        Security Description                    or Contracts  Value ($)
        --------------------                    ------------ ----------
          Common Stocks -- continued
        Dominion Resources, Inc.                    1,320        84,836
        Dow Chemical Co.                              400        12,384
        Ensco International, Inc.                     400        10,760
        Equitable Resources, Inc                      615        25,055
        Exelon Corp.                                1,300        77,753
        FPL Group, Inc.                               950        63,508
        FirstEnergy Corp.                           2,300        88,435
        Oneok, Inc.                                 4,785        93,930
        SBC Communications, Inc.                    4,575       116,891
        Schwab, Charles Corp.                       2,990        30,169
        South Jersey Industries, Inc.                 775        28,559
        Verizon Communications, Inc.                4,745       187,192
                                                             ----------
                                                              1,188,032
                                                             ----------
        Total Common Stocks
         (Cost $17,807,187)                                  18,482,858
                                                             ----------
          U.S. Government Obligations -- 0.4%
        U.S. Treasury Bills
          1.08%, 07/03/03 *                        50,000        49,993
          1.14%, 07/24/03 *                        25,000        24,981
          1.08%, 11/20/03                           9,000         8,967
                                                             ----------
        Total U.S. Government Obligations
         (Cost $83,937)                                          83,941
                                                             ----------
          Repurchase Agreements -- 3.6%
        Salomon Smith Barney, Inc., 1.43%,
         07/01/03, (Collateralized by $707,152
         Banco Santander Commercial Paper,
         at 1.05%, due 09/02/03, value --
          $705,850)                               692,000       692,000
                                                             ----------
        Total Repurchase Agreements
         (Cost $692,000)                                        692,000
                                                             ----------
        Total Investments -- 100.1%
         (Cost $18,583,124)                                  19,258,799
                                                             ----------
        Liabilities less Other Assets -- (0.1%)                 (23,974)
                                                             ----------
        Total Net Assets -- 100.0%                           19,234,825
                                                             ----------

                                                 Shares,
                                                Principal
                                               Amount ($),
         Security Description                  or Contracts Value ($)
         --------------------                  ------------ ----------
           Futures Contracts
         Long, S&P 500 Futures, face amount
          $486,650 expiring September 2003            2        486,650
                                                            ----------
         Total Futures Contracts                               486,650
                                                            ----------
           Trustee Deferred Compensation **
         The Flex-funds Dynamic Growth Fund       1,306          8,254
         The Flex-funds Highlands Growth Fund     1,190         15,494
         The Flex-funds Muirfield Fund            4,270         17,379
         The Flex-funds Total Return Utilities
          Fund                                      914         12,284
                                                            ----------
         Total Trustee Deferred Compensation
          (Cost $64,686)                                        53,411
                                                            ----------

ADR: American Depository Receipt
#  Represents non-income producing securities.
*  Pledged as collateral on Futures Contracts.
** Assets of affiliates to The Highlands Growth Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            The Dynamic Growth Fund

                            The Dynamic Growth Fund

                                                  Shares,
                                                 Principal
                                                Amount ($),
       Security Description                     or Contracts  Value ($)
       --------------------                     ------------ ----------
         Registered Investment Companies -- 85.4%
       AIM Basic Value Fund -- Class A #           107,494    2,663,722
       Federated Kaufmann Fund -- Class A #        928,381    3,880,637
       Fidelity Leveraged Company Stock
        Fund #                                     220,102    3,310,345
       Gabelli Growth Fund -- AAA #                250,000    5,285,013
       Neuberger Berman Focus Fund -- Trust
        Class #                                     23,223      480,724
                                                             ----------
       Total Registered Investment Companies
        (Cost $14,532,843)                                   15,620,441
                                                             ----------
         Money Market Registered Investment Companies -- 4.4%
       Fidelity Cash Reserves Money Market
        Fund                                       812,219      812,219
                                                             ----------
       Total Money Market Registered
        Investment Companies
        (Cost $812,219)                                         812,219
                                                             ----------
         U.S. Government Obligations -- 2.2%
       U.S. Treasury Bill, 1.21%,
        due 04/03/03 *                             400,000      399,942
                                                             ----------
       Total U.S. Government Obligations
        (Cost $399,942)                                         399,942
                                                             ----------
         Repurchase Agreements -- 9.5%
       Salomon Smith Barney, Inc., 1.43%,
        07/01/03, (Collateralized by $1,781,165
        Banco Santander Commercial Paper,
        at 1.05%, due 09/02/03,
        value -- $1,777,886)                     1,743,000    1,743,000
                                                             ----------
       Total Repurchase Agreements
        (Cost $1,743,000)                                     1,743,000
                                                             ----------
       Total Investments -- 101.5%
        (Cost $17,488,004)                                   18,575,602
                                                             ----------
       Liabilities less Other Assets -- (1.5%)                 (278,046)
                                                             ----------
       Total Net Assets -- 100.0%                            18,297,556
                                                             ----------

                                                 Shares,
                                                Principal
                                               Amount ($),
         Security Description                  or Contracts  Value ($)
         --------------------                  ------------ -----------
           Futures Contracts
         Long, Nasdaq 100 Futures, face amount
          $2,413,000 expiring September 2003         20       2,409,000
                                                            -----------
         Total Futures Contracts                              2,409,000
                                                            -----------
           Trustee Deferred Compensation **
         The Flex-funds Dynamic Growth Fund         477           3,015
         The Flex-funds Highlands Growth Fund       310           4,036
         The Flex-funds Muirfield Fund            1,414           5,755
         The Flex-funds Total Return Utilities
          Fund                                      290           3,898
                                                            -----------
         Total Trustee Deferred Compensation
          (Cost $17,428)                                         16,704
                                                            -----------

#  Represents non-income producing security.
*  Pledged as collateral on Futures Contracts.
** Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                          The Aggressive Growth Fund

                          The Aggressive Growth Fund

                                                   Shares,
                                                  Principal
                                                 Amount ($),
       Security Description                      or Contracts Value ($)
       --------------------                      ------------ ---------
         Registered Investment Companies -- 83.9%
       Federated Kaufmann Fund -- Class A #        529,636    2,213,879
       Fidelity Leveraged Company Stock
        Fund #                                      95,377    1,434,483
       Gabelli Growth Fund-AAA #                    26,453      559,231
       Neuberger Berman Focus Fund -- Trust
        Class #                                     41,781      864,871
       PBHG Clipper Focus Fund                      51,775      736,760
       Rydex Series Precious Metals #               11,599      354,490
                                                              ---------
       Total Registered Investment Companies
        (Cost $5,756,259)                                     6,163,714
                                                              ---------
         Money Market Registered Investment Companies -- 0.6%
       Fidelity Cash Reserves Money Market
        Fund                                        43,387       43,387
       Total Money Market Registered
        Investment Companies
        (Cost $43,387)                                           43,387
                                                              ---------
         U.S. Government Obligations -- 2.7%
       U.S. Treasury Bill, 1.08%, due 07/03/03 *   200,000      199,988
                                                              ---------
       Total U.S. Government Obligations
        (Cost $199,988)                                         199,988
                                                              ---------
         Repurchase Agreements -- 13.0%
       Salomon Smith Barney, Inc., 1.43%,
        07/01/03, (Collateralized by $972,845
        Banco Santander Commercial Paper,
        at 1.05%, due 09/02/03,
        value -- $971,054)                         952,000      952,000
       Total Repurchase Agreements
        (Cost $952,000)                                         952,000
                                                              ---------
       Total Investments -- 100.2%
        (Cost $6,951,634)                                     7,359,089
                                                              ---------
       Liabilities less Other Assets -- (0.2%)                  (11,981)
                                                              ---------
       Total Net Assets -- 100.0%                             7,347,108
                                                              ---------

                                                    Shares,
                                                   Principal
                                                  Amount ($),
       Security Description                       or Contracts Value ($)
       --------------------                       ------------ ---------
         Futures Contracts
       Long, Nasdaq Futures, face amount
        $965,200 expiring September 2003                 8       963,600
                                                               ---------
       Total Futures Contracts                                   963,600
                                                               ---------
         Trustee Deferred Compensation **
       The Flex-funds Dynamic Growth Fund              413         2,610
       The Flex-funds Highlands Growth Fund            267         3,476
       The Flex-funds Muirfield Fund                 1,223         4,978
       The Flex-funds Total Return Utilities Fund      250         3,360
                                                               ---------
       Total Trustee Deferred Compensation
        (Cost $15,020)                                            14,424
                                                               ---------

#  Represents non-income producing securities.
*  Pledged as collateral on Futures Contracts.
** Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                         The U.S. Government Bond Fund


                                                  Principal
                                                  Amount ($)
         Security Description                     or Shares  Value ($)
         --------------------                     ---------- ----------
           U.S. Government Obligations -- 91.1%
         U.S. Treasury Bill
         1.08%, 11/20/03                               4,800      4,782
         U.S. Treasury Bill *
         0.86%, 12/11/03                             100,000     99,572
         U.S. Treasury Note
         3.625%, 05/15/13                         13,000,000 13,117,813
                                                             ----------
         Total U.S. Government Obligations
          (Cost $13,412,862)                                 13,222,167
                                                             ----------
           Repurchase Agreements -- 8.3%
         Salomon Smith Barney, Inc., 1.43%,
          07/01/03, (Collateralized by $1,230,363
          Banco Santander Commercial Paper,
          at 1.05%, due 09/02/03,
          value -- $1,228,098)                     1,204,000  1,204,000
                                                             ----------
         Total Repurchase Agreements
          (Cost $1,204,000)                                   1,204,000
                                                             ----------
         Total Investments -- 99.4%
          (Cost $14,616,862)                                 14,426,167
                                                             ----------
         Other Assets less Liabilities -- 0.6%                   93,358
                                                             ----------
         Total Net Assets -- 100.0%                          14,519,525
                                                             ----------
           Futures Contracts
         Long, U.S. 10-Year Note Futures, face
          amount $589,063 expiring September
          2003                                             5    587,188
                                                             ----------
         Total Futures Contracts                                587,188
                                                             ----------
           Call Options Written
         10 Year Bond Future, Expiring
          September 2003, Exercise Price at 121           50     10,156
                                                             ----------
         Total Call Options Written
          (Premiums received $37,175)                            10,156
                                                             ----------

                         The U.S. Government Bond Fund

                                                 Principal
                                                 Amount ($)
          Security Description                   or Shares  Value ($)
          --------------------                   ---------- ----------
            Put Options Bought
          10 Year Bond Future, Expiring
           September 2003, Exercise Price at 118      50        77,344
                                                            ----------
          Total Put Options Bought
           (Premiums paid $37,825)                              77,344
                                                            ----------
            Trustee Deferred Compensation **
          The Flex-funds Dynamic Growth Fund         590         3,729
          The Flex-funds Highlands Growth Fund       545         7,096
          The Flex-funds Muirfield Fund            1,901         7,737
          The Flex-funds Total Return Utilities
           Fund                                      394         5,295
                                                            ----------
          Total Trustee Deferred Compensation
           (Cost $28,038)                                       23,857
                                                            ----------

*  Pledged as collateral on Futures.
** Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            Money Market Portfolio

                            Money Market Portfolio


                                                   Principal
                                  Coupon/          Amount ($)
                                   Yield  Maturity or Shares  Value ($)
                                  ------- -------- ---------- ----------
          Commercial Papers -- 18.0%
        Archer Daniels Midland
         Co.**                     1.08%  11/12/03 10,000,000  9,959,800
        Cargill, Inc.              1.06%  11/03/03  5,000,000  4,981,597
        Duff & Phelps Utility &
         Corporate Bond Trust,
         Inc.**                    1.13%  09/02/03  4,750,000  4,740,607
        Pfizer, Inc.**             0.92%  08/12/03  3,800,000  3,795,838
        Schering-Plough Corp.      1.21%  08/12/03  8,000,000  7,988,707
        Toyota Motor Credit Corp.  1.05%  11/25/03  5,000,000  4,978,562
                                                              ----------
        Total Commercial Papers
         (Cost $36,445,111)                                   36,445,111
                                                              ----------
          Corporate Obligations -- 56.9%
        Abbott Laboratories        5.60%  10/01/03    505,314    505,314
        American General Finance
         Corp.                     5.75%  11/01/03  1,010,000  1,024,724
        Aquarium Holdings, KY      1.15%* 07/03/03    108,000    108,000
        Associates Corp.           6.88%  08/01/03  1,000,000  1,003,730
        Associates Corp.           5.75%  11/01/03  7,000,000  7,106,330
        Austin Printing Co., Inc.  1.12%* 07/03/03  1,955,000  1,955,000
        Bath Technologies, Inc.    1.15%* 07/03/03  1,340,000  1,340,000
        Bear Stearns Co., Inc.     6.70%  08/01/03  2,108,000  2,116,864
        Beaver Creek Enterprise    1.12%* 07/03/03  1,640,000  1,640,000
        Cascade Plaza Project      1.12%* 07/03/03  8,395,000  8,395,000
        Citigroup, Inc.            6.75%  08/15/03    350,000    352,041
        Clark Grave Vault Co.      1.15%* 07/03/03  1,350,000  1,350,000
        Coughlin Family Property,
         Inc.                      1.15%* 07/03/03  1,880,000  1,880,000
        Espanola/Nambe             1.12%* 07/03/03  1,185,000  1,185,000
        First Colony Corp.         6.63%  08/01/03  7,000,000  7,031,731
        Florida Power & Light      5.79%  09/15/03  3,500,000  3,531,874
        Fortune Brands, Inc.       8.50%  10/01/03  1,250,000  1,272,062
        General Electric Capital
         Corp.                     5.38%  04/23/04  1,220,000  1,259,092
        General Electric Capital
         Corp.                     7.13%  11/01/03  1,600,000  1,628,972
        General Electric Capital
         Corp.                     6.75%  09/11/03    520,000    524,876
        Gordon Flesch Co. Project  1.12%* 07/03/03    900,000    900,000
        Hancor, Inc.               1.12%* 07/03/03    200,000    200,000
        Isaac Tire, Inc.           1.15%* 07/03/03    870,000    870,000
        J.P. Morgan                8.50%  08/15/03  2,675,000  2,698,640
        J.P. Morgan                4.49%  08/01/03    500,000    500,837
        J.P. Morgan                5.69%  02/10/04  3,000,000  3,077,901
        Keiser Street, Inc.        1.12%* 07/03/03  1,825,000  1,825,000
        K.L. Morris, Inc.          1.15%* 07/03/03  2,095,000  2,095,000
        Martin Wheel Co, Inc.      1.32%* 07/03/03  2,420,000  2,420,000
        Mellon Funding Corp.       5.75%  11/15/03  1,500,000  1,524,616
        Merrill Lynch & Co., Inc.  5.70%  02/06/04  1,500,000  1,538,209
        MetLife Insurance Co.***   1.38%* 10/01/03 12,000,000 12,000,000
        Mubea, Inc.                1.12%* 07/03/03  7,650,000  7,650,000
        Nations Bank               6.50%  08/15/03    200,000    201,022
        Osco Industries, Inc.      1.12%* 01/25/03  1,500,000  1,500,000
        O.K.I. Supply Co.          1.15%* 07/03/03  1,550,000  1,550,000
        Parker Hannifin            5.65%  09/15/03  8,000,000  8,074,244
        Presrite Corp.             1.12%* 07/03/03    340,000    340,000

                                                  Principal
                                 Coupon/          Amount ($)
                                  Yield  Maturity or Shares   Value ($)
        '                        ------- -------- ---------- -----------
          Corporate Obligations -- continued
        Pro Tire, Inc.            1.15%* 07/03/03 1,045,000    1,045,000
        Procter & Gamble Co.      5.25%  09/15/03 3,375,000    3,402,085
        R.I. Lampus Co.           1.12%* 07/03/03   790,000      790,000
        Salomon Smith Barney      7.20%  02/01/04 2,101,000    2,171,345
        Seariver Maritime, Inc.   1.34%* 07/03/03 4,900,000    4,900,000
        SGS Tool Co.              1.12%* 07/03/03   720,000      720,000
        Southern California Gas   5.75%  11/15/03   300,000      304,893
        Wells Fargo               9.13%  02/01/04 1,000,000    1,044,391
        White Castle Project      1.12%* 07/03/03 6,750,000    6,750,000
                                                             -----------
        Total Corporate Obligations
         (Cost $115,303,794)                                 115,303,794
                                                             -----------
          U.S. Government Agency Obligations -- 7.3%
        Federal Farm Credit Bank  5.15%  12/03/03   100,000      101,585
        Federal Home Loan Bank    7.32%* 07/02/03   800,000      800,129
        Federal Home Loan Bank    6.75%  08/01/03   300,000      312,389
        Federal Home Loan Bank    5.79%  07/28/03   250,000      250,632
        Federal Home Loan Bank    5.17%  04/05/04   515,000      524,946
        Federal Home Loan Bank    5.08%  11/06/03   150,000      151,950
        Federal Home Loan Bank    4.13%  08/15/03   500,000      501,313
        Federal Home Loan Bank    3.25%  02/13/04   510,000      515,998
        Federal Home Loan Bank    1.42%  05/24/04 1,720,000    1,720,000
        Federal Home Loan Bank    1.30%  06/30/04 5,000,000    5,000,000
        Federal Home Loan Bank    1.30%  06/07/04 5,000,000    5,000,000
                                                             -----------
        Total U.S. Government Agency Obligations
         (Cost $14,878,942)                                   14,878,942
                                                             -----------

The Flex-funds

Schedule of Investments in Securities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            Money Market Portfolio

                                                  Principal
                                 Coupon/          Amount ($)
                                  Yield  Maturity or Shares   Value ($)
                                 ------- -------- ---------- -----------
         U.S. Treasury Obligations -- 0.0%
       U.S. Treasury Bill         1.08%  11/20/03     63,100      62,831
                                                  ---------- -----------
       Total U.S. Treasury Obligations
        (Cost $62,831)                                            62,831
                                                             -----------
         Repurchase Agreements -- 17.2%
       Salomon Smith Barney,
        Inc., (Collateralized by
        $35,499,660 Banco
        Santander Commercial
        Paper, at 1.05%, due
        09/02/03, value --
        $35,434,301)              1.43%  07/01/03 34,739,000  34,739,000
                                                             -----------
       Total Repurchase Agreements
        (Cost $34,739,000)                                    34,739,000
                                                             -----------
       Total Investments -- 99.4%
        (Cost $201,429,678) (a)                              201,429,678
                                                             -----------
       Other Assets less Liabilities -- 0.6%                   1,189,783
                                                             -----------
       Total Net Assets --100.0%                             202,619,461
                                                             -----------

                            Money Market Portfolio

                                                  Principal
                                                  Amount ($)
                                                  or Shares   Value ($)
                                                  ---------- -----------
         Trustee Deferred Compensation ****
       The Flex-funds Dynamic Growth Fund           1,124          7,104
       The Flex-funds Highlands Growth Fund         1,137         14,804
       The Flex-funds Muirfield Fund                3,943         16,048
       The Flex-funds Total Return Utilities Fund     905         12,163
                                                             -----------
       Total Trustee Deferred Compensation
        (Cost $50,119)                                            50,119
                                                             -----------

(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate security. Interest rate is as of June 30, 2003. Maturity date reflects the next rate change date.
** Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2003, securities restricted as to resale to institutional investors represented 9.2% of the Portfolio.
*** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of June 30, 2003, illiquid securities represented 6.0% of the Portfolio.
**** Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                                                                 The Flex-funds

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets & Liabilities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                                                         The        The Total
                                                                                      Muirfield       Return
                                                                                        Fund      Utilities Fund
                                                                                    ------------  --------------
Assets
Investments, at value*                                                              $ 50,988,747   $ 19,174,701
Repurchase agreements, at value*                                                         513,000      1,214,000
Trustee deferred compensation investments, at value                                      107,431         31,551
Cash                                                                                         861            922
Receivable for securities sold                                                                --             --
Put options bought (premiums paid $37,825)                                                    --             --
Receivable for net variation margin on futures contracts                                   1,200             --
Investments in corresponding portfolio, at value                                             N/A            N/A
Receivable from investment advisor                                                            --             --
Interest and dividend receivable                                                              54         42,955
Prepaid expenses/other assets                                                             19,717         38,765
----------------------------------------------------------------------------------------------------------------
Total Assets                                                                          51,631,010     20,502,894
----------------------------------------------------------------------------------------------------------------

Liabilities
Payable for securities purchased                                                              --             --
Payable for Trustee Deferred Compensation Plan                                           107,431         31,551
Call options written (premiums received $37,175)                                              --             --
Payable for capital stock redeemed                                                            --             --
Dividends payable                                                                             --         33,406
Payable to investment advisor                                                             40,759         16,360
Accrued distribution plan fees (12b-1)                                                     5,729             --
Accrued transfer agent, fund accounting, and administrative fees                           8,791          5,004
Other accrued liabilities                                                                 23,050         11,713
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                        185,760         98,034
----------------------------------------------------------------------------------------------------------------
Net Assets                                                                            51,445,250     20,404,860
----------------------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                               76,854,819     31,232,055
Accumulated undistributed (distributions in excess of) net investment income            (253,707)        11,406
Accumulated undistributed net realized gain (loss) from investments                  (31,326,939)   (10,831,599)
Net unrealized appreciation (depreciation) of investments                              6,171,077         (7,002)
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 51,445,250   $ 20,404,860
----------------------------------------------------------------------------------------------------------------

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)   12,645,799      1,518,474
Net Asset Value, Offering and Redemption Price Per Share                            $       4.07   $      13.44
----------------------------------------------------------------------------------------------------------------
* Investments, at cost                                                              $ 45,330,670   $ 20,395,703
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

                                                   The U.S.    The Money
      The Highlands  The Dynamic  The Aggressive  Government    Market
       Growth Fund   Growth Fund   Growth Fund    Bond Fund      Fund
       -----------  ------------  -------------- -----------  ------------
       $18,572,965  $ 16,832,602   $ 6,407,089   $13,222,167           N/A
           692,000     1,743,000       952,000     1,204,000           N/A
            53,411        16,704        14,424        23,857           N/A
               521           929           156           651           N/A
            86,613            --            --            --           N/A
                --            --            --        77,344           N/A
                --         4,000         1,600         1,875           N/A
               N/A           N/A           N/A           N/A  $189,689,100
                --         2,231         2,588           498         5,982
            18,362           700            71        51,532           N/A
            22,752         6,583         6,241        15,166        82,755
      --------------------------------------------------------------------
        19,446,624    18,606,749     7,384,169    14,597,090   189,777,837
      --------------------------------------------------------------------

           116,106            --            --            --           N/A
            53,411        16,704        14,424        23,857           N/A
                --            --            --        10,157           N/A
                --       259,276            --            --            --
                --            --            --        21,928       146,597
            14,828        10,889         4,334         4,650           N/A
             6,350         2,314         2,788         4,040        33,731
             5,075         4,238         1,568         2,964        28,654
            16,029        15,772        13,947         9,969         7,159
      --------------------------------------------------------------------
           211,799       309,193        37,061        77,565       216,141
      --------------------------------------------------------------------
        19,234,825    18,297,556     7,347,108    14,519,525   189,561,696
      --------------------------------------------------------------------

        27,253,036    27,427,549    16,213,203    14,379,238   189,561,696
          (10,078)       (84,185)      (32,026)      155,537            --
       (8,683,808)   (10,133,406)   (9,241,524)      108,908            --
           675,675     1,087,598       407,455      (124,158)           --
      --------------------------------------------------------------------
       $19,234,825  $ 18,297,556   $ 7,347,108   $14,519,525  $189,561,696
      --------------------------------------------------------------------

         1,477,809     2,894,010     1,357,622       651,311   189,561,696
       $     13.02  $       6.32   $      5.41   $     22.29  $       1.00
      --------------------------------------------------------------------
       $18,589,290  $ 17,488,004   $ 6,951,634   $14,550,325           N/A
      --------------------------------------------------------------------

The Flex-funds

Statements of Operations
For the Six Months Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                                                                        The         The Total
                                                                     Muirfield   Return Utilities
                                                                       Fund            Fund
                                                                    -----------  ----------------
Net Investment Income (Loss) from Corresponding Portfolio*
Interest                                                            $    90,852    $       362
Dividends                                                                    --        248,468
Expenses net of reductions                                             (155,787)       (66,014)
-------------------------------------------------------------------------------------------------
Total Net Investment Income (Loss) from Corresponding Portfolio         (64,935)       182,816
-------------------------------------------------------------------------------------------------

Investment Income**
Interest                                                                 16,853          2,800
Dividends                                                                    --        159,031
-------------------------------------------------------------------------------------------------
Total Investment Income                                                  16,853        161,831
-------------------------------------------------------------------------------------------------

Fund Expenses
Investment advisor**                                                    105,044         41,169
Transfer agent                                                           28,448         10,895
Fund accounting**                                                         8,305          5,185
Administrative                                                           11,853          4,540
Trustee**                                                                 3,900          2,704
Audit                                                                     4,259          4,182
Legal                                                                     1,793          3,342
Custody**                                                                 1,170            945
Printing                                                                  3,842          2,076
Distribution plan (12b-1)                                                16,595         22,202
Postage                                                                   5,973          4,631
Registration and filing                                                   5,865          6,157
Insurance                                                                   780            379
Other                                                                     7,798          6,238
-------------------------------------------------------------------------------------------------
Total Expenses Before Reductions                                        205,625        114,645
-------------------------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                                    --             --
Expenses paid indirectly                                                     --         (1,495)
-------------------------------------------------------------------------------------------------
Net Expenses                                                            205,625        113,150
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                           (253,707)       231,497
-------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio*
Net realized gains (losses) from futures contracts                      (81,542)            --
Net realized gains (losses) from investments                         (2,826,968)    (1,311,837)
Net change in unrealized appreciation (depreciation) of investments     771,086        133,519
-------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                            (2,137,424)    (1,178,318)
-------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments**
Net realized gains (losses) from futures contracts                        4,873             --
Net realized gains (losses) from investments                          1,104,343       (346,106)
Net change in unrealized appreciation (depreciation) of investments   5,205,487      2,562,670
-------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                             6,314,703      2,216,564
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                  $ 3,923,572    $ 1,269,743
-------------------------------------------------------------------------------------------------

* This information represents activity for each fund, except The Money Market Fund, for the period January 1, 2003 through April 13, 2003.
** This information represents activity for each fund, except The Money Market
   Fund, for the period April 14, 2003 through June 30, 2003.

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------


                                                   The U.S.
       The Highlands  The Dynamic  The Aggressive Government  The Money
        Growth Fund   Growth Fund   Growth Fund   Bond Fund  Market Fund
        -----------   -----------  -------------- ---------- -----------
       $     1,714    $    13,036    $    6,952   $      --  $1,377,659
            93,407             --            --     141,678          --
           (67,516)       (53,675)      (26,200)    (30,443)   (187,154)
       -----------------------------------------------------------------
            27,605        (40,639)      (19,248)    111,235   1,190,505
       -----------------------------------------------------------------

             2,927          9,593         4,789      63,830         N/A
            63,459             --            --          --         N/A
       -----------------------------------------------------------------
            66,386          9,593         4,789      63,830         N/A
       -----------------------------------------------------------------

            39,910         28,273        11,208      12,396         N/A
            10,705          8,561         3,401       4,350      74,892
             5,060          4,838         2,242       4,167         N/A
             4,461          4,281         1,701       3,625      47,692
             2,770          2,410         1,720       2,044         N/A
             4,182          4,259         4,285       4,388       3,602
             2,539          3,131         3,038       2,307       3,016
             1,995          1,584         1,170         581         N/A
             3,229            849           857       1,013      28,360
            12,490          4,281         2,381       7,975      63,234
             4,385          1,076           996       1,407      30,700
             7,529          1,891         1,621       2,548      12,756
               450            291           186         200       2,412
             4,883          4,580         4,139       3,339      30,536
       -----------------------------------------------------------------
           104,588         70,305        38,945      50,340     297,200
       -----------------------------------------------------------------

              (146)       (17,166)      (21,378)     (1,107)    (65,980)
              (373)            --            --          --          --
       -----------------------------------------------------------------
           104,069         53,139        17,567      49,233     231,220
       -----------------------------------------------------------------
       -----------------------------------------------------------------
           (10,078)       (84,185)      (32,026)    125,832     959,285
       -----------------------------------------------------------------


             2,039        124,550        (8,451)     (2,648)         --
        (1,542,265)    (1,045,793)     (379,422)   (155,670)         --
         1,268,083        800,078       177,746    (153,159)         --
       -----------------------------------------------------------------
          (272,143)      (121,165)     (210,127)   (311,477)         --
       -----------------------------------------------------------------

           110,593        383,168       263,843      (6,328)        N/A
          (298,569)     1,329,962       426,808      65,756         N/A
         2,429,347        616,856       386,115     (87,252)        N/A
       -----------------------------------------------------------------
         2,241,371      2,329,986     1,076,766     (27,824)        N/A
       -----------------------------------------------------------------
       -----------------------------------------------------------------
       $ 1,959,150    $ 2,124,636    $  834,613   $(213,469) $  959,285
       -----------------------------------------------------------------

The Flex-funds

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2003 (unaudited) and Year Ended December 31, 2002
--------------------------------------------------------------------------------

                                                                   The Total Return            The Highlands
                                       The Muirfield Fund           Utilities Fund              Growth Fund
                                   -------------------------  -------------------------  -------------------------
                                       2003         2002          2003         2002          2003         2002
                                   -----------  ------------  -----------  ------------  -----------  ------------
Operations
Net investment income (loss)       $  (253,707) $   (232,622) $   231,497  $    557,173  $   (10,078) $    (51,058)
Net realized gain (loss) from
  investments and futures
  contracts                         (1,799,294)   (3,689,880)  (1,657,943)   (7,125,558)  (1,728,202)   (4,865,896)
Net change in unrealized
  appreciation (depreciation) of
  investments                        5,976,573    (2,492,162)   2,696,189    (2,972,730)   3,697,430    (2,729,883)
-------------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from operations          3,923,572    (6,414,664)   1,269,743    (9,541,115)   1,959,150    (7,646,837)
-------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                  --       (57,484)    (219,165)     (557,165)          --            --
From net realized gain from
  investments and futures
  contracts                                 --            --           --            --           --            --
-------------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from distributions              --       (57,484)    (219,165)     (557,165)          --            --
-------------------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                               6,950,779    13,711,061    3,880,460     8,997,088    5,134,778    22,555,197
Reinvested                                  --        56,679      182,190       542,534           --            --
Redeemed                            (7,072,692)  (21,228,768)  (3,841,773)  (11,575,027)  (6,218,859)  (28,796,756)
-------------------------------------------------------------------------------------------------------------------
Net change in net assets
  resulting from capital
  transactions                        (121,913)   (7,461,028)     220,877    (2,035,405)  (1,084,081)   (6,241,559)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Total Change in Net Assets           3,801,659   (13,933,176)   1,271,455   (12,133,685)     875,069   (13,888,396)
-------------------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of
  Period                            47,643,591    61,576,767   19,133,405    31,267,090   18,359,756    32,248,152
-------------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period        $51,445,250  $ 47,643,591  $20,404,860  $ 19,133,405  $19,234,825  $ 18,359,756
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Accumulated undistributed
  (distributions in excess of) net
  investment income                $  (253,707) $   (232,622) $    11,406  $     (1,347) $   (10,078) $    (51,058)
-------------------------------------------------------------------------------------------------------------------

Share Transactions
Issued                               1,871,898     3,323,158      308,245       595,226      439,701     1,710,021
Reinvested                                  --        15,074       14,944        38,578           --            --
Redeemed                            (1,901,574)   (5,148,173)    (315,454)     (801,364)    (538,489)   (2,218,167)
-------------------------------------------------------------------------------------------------------------------
Net change in shares                   (29,676)   (1,809,941)       7,735      (167,560)     (98,788)     (508,146)
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

--------------------------------------------------------------------------------

        The Dynamic                The Aggressive           The U.S. Government               The Money
        Growth Fund                  Growth Fund                 Bond Fund                   Market Fund
--------------------------    ------------------------  --------------------------  ----------------------------
    2003            2002          2003         2002         2003          2002           2003           2002
------------    ------------  -----------  -----------  ------------  ------------  -------------  -------------
$    (84,185)   $   (136,087) $   (32,026) $   (90,795) $    125,832  $    314,412  $     959,285  $   3,551,609

     791,887      (5,901,026)     302,778   (3,435,659)      (98,890)      835,522             --             --

   1,416,934         574,259      563,861      516,860      (240,411)      127,891             --             --
-----------------------------------------------------------------------------------------------------------------

   2,124,636      (5,462,854)     834,613   (3,009,594)     (213,469)    1,277,825        959,285      3,551,609
-----------------------------------------------------------------------------------------------------------------

          --              --           --           --      (125,832)     (314,412)      (959,285)    (3,551,609)

          --              --           --           --            --      (165,565)            --             --
-----------------------------------------------------------------------------------------------------------------

          --              --           --           --      (125,832)     (479,977)      (959,285)    (3,551,609)
-----------------------------------------------------------------------------------------------------------------

  11,119,904      15,800,899      576,336    2,321,604    17,092,768    24,045,883    119,493,380    279,654,157
          --              --           --           --        95,920       456,776        812,757      3,508,939
 (12,040,937)    (16,370,079)  (1,109,352)  (4,645,062)  (16,556,141)  (24,154,363)  (117,024,166)  (318,477,532)
-----------------------------------------------------------------------------------------------------------------

    (921,033)       (569,180)    (533,016)  (2,323,458)      632,547       348,296      3,281,971    (35,314,436)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   1,203,603      (6,032,034)     301,597   (5,333,052)      293,246     1,146,144      3,281,971    (35,314,436)
-----------------------------------------------------------------------------------------------------------------

  17,093,953      23,125,987    7,045,511   12,378,563    14,226,279    13,080,135    186,279,725    221,594,161
-----------------------------------------------------------------------------------------------------------------
$ 18,297,556    $ 17,093,953  $ 7,347,108  $ 7,045,511  $ 14,519,525  $ 14,226,279  $ 189,561,696  $ 186,279,725
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

$    (84,185)   $   (136,087) $   (32,026) $   (90,795) $    155,537  $    155,537  $          --  $          --
-----------------------------------------------------------------------------------------------------------------

   1,962,712       2,625,849      117,878      415,706       753,142     1,056,785    119,493,380    279,654,157
          --              --           --           --         4,198        20,334        812,757      3,508,939
  (2,129,605)     (2,701,879)    (231,875)    (842,790)     (730,213)   (1,063,983)  (117,024,166)  (318,477,532)
-----------------------------------------------------------------------------------------------------------------
    (166,893)        (76,030)    (113,997)    (427,084)       27,127        13,136      3,281,971    (35,314,436)
-----------------------------------------------------------------------------------------------------------------

The Flex-funds

Financial Highlights
For a Share Outstanding Through Six Months Ended June 30, 2003 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Muirfield Fund

                                                     2003      2002      2001      2000      1999      1998
                                                   --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period               $   3.76  $   4.25  $   4.95  $   6.32  $   6.88  $   5.47
--------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                          (0.02)    (0.02)     0.01      0.20      0.09      0.08
Net gains (losses) on securities and futures (both
  realized and unrealized)                             0.33     (0.47)    (0.58)    (1.23)     0.89      1.51
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       0.31     (0.49)    (0.57)    (1.03)     0.98      1.59
--------------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                               --        --     (0.13)    (0.19)    (0.09)    (0.08)
From net capital gains                                   --        --        --     (0.15)    (1.45)    (0.10)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                      --        --     (0.13)    (0.34)    (1.54)    (0.18)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   4.07  $   3.76  $   4.25  $   4.95  $   6.32  $   6.88
--------------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                                   8.24%   (11.42%)  (11.52%)  (16.50%)   16.43%    29.33%

Ratios/Supplemental Data
Net assets, end of period ($000)                   $ 51,445  $ 47,644  $ 61,577  $ 97,912  $155,827  $125,547
Ratio of net expenses to average net assets(2)        1.52%     1.41%     1.31%     1.20%     1.21%     1.24%
Ratio of net investment income (loss) to average
  net assets(2)                                      (1.07%)   (0.43%)    0.11%     2.97%     1.33%     1.23%
Ratio of expenses to average net assets before
  reductions(2)(4)                                    1.52%     1.46%     1.37%     1.20%     1.21%     1.24%
Portfolio turnover rate(1)(3)                       195.69%   277.99%   297.81%   405.88%   787.66%   128.31%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio, if applicable.
(4) Ratio includes reductions in corresponding portfolio, if applicable.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Six Months Ended June 30, 2003 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Total Return Utilities Fund

                                                  2003     2002      2001      2000     1999     1998
                                                -------  --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period            $ 12.66  $  18.63  $  22.17  $ 20.34  $ 19.01  $ 17.72
-------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                              0.16      0.34      0.35     0.26     0.30     0.25
Net gains (losses) on securities (both realized
  and unrealized)                                  0.77     (5.97)    (3.56)    3.73     3.45     1.29
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.93     (5.63)    (3.21)    3.99     3.75     1.54
-------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                        (0.15)    (0.34)    (0.33)   (0.28)   (0.30)   (0.25)
From net capital gains                               --        --        --    (1.79)   (2.12)      --
Tax return of capital                                --        --        --    (0.09)      --       --
-------------------------------------------------------------------------------------------------------
Total Distributions                               (0.15)    (0.34)    (0.33)   (2.16)   (2.42)   (0.25)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 13.44  $  12.66  $  18.63  $ 22.17  $ 20.34  $ 19.01
-------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                               7.45%   (30.36%)  (14.57%)  20.03%   20.01%    8.77%

Ratios/Supplemental Data
Net assets, end of period ($000)                $20,405  $ 19,133  $ 31,267  $24,740  $13,893  $10,455
Ratio of net expenses to average net asset(2)     1.97%     1.81%     1.72%    1.78%    1.80%    1.80%
Ratio of net investment income to average net
  assets(2)                                       2.55%     2.32%     1.66%    1.22%    1.48%    1.35%
Ratio of expenses to average net assets
  before reductions(2)(4)                         1.99%     1.88%     1.80%    1.85%    1.99%    2.11%
Portfolio turnover rate(1)(3)                    15.90%    31.61%    22.74%   37.07%   69.20%   51.36%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio, if applicable.
(4) Ratio includes reductions in corresponding portfolio, if applicable.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Six Months Ended June 30, 2003 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Highlands Growth Fund

                                                     2003     2002      2001      2000     1999     1998
                                                   -------  --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period               $ 11.65  $  15.47  $  18.66  $ 22.37  $ 21.23  $ 18.55
----------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                         (0.01)    (0.03)       --    (0.01)   (0.01)    0.06
Net gains (losses) on securities and futures (both
  realized and unrealized)                            1.38     (3.79)    (2.49)   (2.17)    4.37     4.32
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                      1.37     (3.82)    (2.49)   (2.18)    4.36     4.38
----------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                              --        --        --       --       --    (0.06)
From net capital gains                                  --        --     (0.70)   (1.53)   (3.22)   (1.64)
----------------------------------------------------------------------------------------------------------
Total Distributions                                     --        --     (0.70)   (1.53)   (3.22)   (1.70)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 13.02  $  11.65  $  15.47  $ 18.66  $ 22.37  $ 21.23
----------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                                 11.76%   (24.69%)  (13.33%)  (9.76%)  21.16%   23.67%

Ratios/Supplemental Data
Net assets, end of period ($000)                   $19,235  $ 18,360  $ 32,248  $44,049  $53,087  $43,908
Ratio of net expenses to average net assets(2)       1.92%     1.76%     1.64%    1.43%    1.56%    1.69%
Ratio of net investment income (loss) to average
  net assets(2)                                     (0.11%)   (0.20%)   (0.23%)  (0.04%)  (0.04%)   0.31%
Ratio of expenses to average net assets before
  reductions(2)(4)                                   1.93%     1.79%     1.66%    1.43%    1.57%    1.70%
Portfolio turnover rate(1)(3)                       55.44%    53.61%    36.99%   58.03%   51.22%   79.98%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio, if applicable.
(4) Ratio includes reductions in corresponding portfolio, if applicable.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Six Months Ended June 30, 2003 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Dynamic Growth Fund

                                                                  2003      2002      2001      2000*
                                                                --------  --------  --------  --------
Net Asset Value, Beginning of Period                            $   5.58  $   7.37  $   8.52  $  10.00
-------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                       (0.03)    (0.04)       --      0.04
Net gains (losses) on securities and futures (both realized and
  unrealized)                                                       0.77     (1.75)    (1.15)    (1.39)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    0.74     (1.79)    (1.15)    (1.35)
-------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                            --        --        --     (0.13)
-------------------------------------------------------------------------------------------------------
Total Distributions                                                   --        --        --     (0.13)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   6.32  $   5.58  $   7.37  $   8.52
-------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)           13.26%   (24.29%)  (13.47%)  (13.54%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                $ 18,298  $ 17,094  $ 23,126  $ 20,399
Ratio of net expenses to average net assets(2)                     1.25%     1.18%     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)    (0.98%)   (0.69%)   (0.62%)    0.53%
Ratio of expenses to average net assets before reductions(2)(4)    1.45%     1.35%     1.34%     1.30%
Portfolio turnover rate(1)(3)                                    182.57%   391.64%   131.21%   257.72%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio, if applicable.
(4) Ratio includes reductions in corresponding portfolio, if applicable.
*  Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Six Months Ended June 30, 2003 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Aggressive Growth Fund

                                                                  2003     2002      2001      2000*
                                                                -------- --------- --------- ---------
Net Asset Value, Beginning of Period                            $   4.79 $    6.52 $    7.86 $   10.00
------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                      (0.02)    (0.06)        --    (0.01)
Net gains (losses) on securities and futures (both realized and
  unrealized)                                                       0.64    (1.67)    (1.34)    (2.11)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    0.62    (1.73)    (1.34)    (2.12)
------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                            --        --        --    (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions                                                   --        --        --    (0.02)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $   5.41 $    4.79 $    6.52 $    7.86
------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of distributions)(1)           12.94%  (26.53)%  (17.04)%  (21.24)%

Ratios/Supplemental Data
Net assets, end of period ($000)                                $  7,347 $   7,046 $  12,379 $  12,079
Ratio of net expenses to average net assets(2)                     1.29%     1.22%     1.03%     1.10%
Ratio of net investment income (loss) to average net assets(2)   (0.94)%   (0.95)%   (0.69)%   (0.11)%
Ratio of expenses to average net assets before reductions(2)(4)    1.92%     1.67%     1.52%     1.32%
Portfolio turnover rate(1)(3)                                    182.45%   349.42%   126.69%   302.02%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio, if applicable.
(4) Ratio includes reductions in corresponding portfolio, if applicable.
*   Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
For a Share Outstanding Through Six Months Ended June 30, 2003 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The U.S. Government Bond Fund

                                               2003      2002      2001      2000      1999      1998
                                             --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period         $  22.79  $  21.41  $  21.92  $  21.33  $  22.14  $  21.19
--------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                            0.19      0.54      0.79      1.10      0.88      0.97
Net gains (losses) on securities and futures
  (both realized and unrealized)                (0.50)     1.65     (0.51)     0.59     (0.81)     1.02
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                (0.31)     2.19      0.28      1.69      0.07      1.99
--------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                      (0.19)    (0.54)    (0.79)    (1.10)    (0.88)    (0.97)
From net capital gains                             --     (0.27)       --        --        --     (0.07)
--------------------------------------------------------------------------------------------------------
Total Distributions                             (0.19)    (0.81)    (0.79)    (1.10)    (0.88)    (1.04)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $  22.29  $  22.79  $  21.41  $  21.92  $  21.33  $  22.14
--------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                            (1.36%)   10.34%     1.23%     8.15%     0.35%     9.62%

Ratios/Supplemental Data
Net assets, end of period ($000)             $ 14,520  $ 14,226  $ 13,080  $ 13,340  $ 12,422  $ 11,294
Ratio of net expenses to average net
  assets(2)                                     1.10%     1.10%     1.07%     1.00%     1.00%     1.00%
Ratio of net investment income to average
  net assets(2)                                 1.74%     2.43%     3.58%     5.12%     4.10%     4.52%
Ratio of expenses to average net assets
  before reductions(2)(4)                       1.11%     1.13%     1.13%     1.30%     1.18%     1.16%
Portfolio turnover rate(1)(3)                 336.34%   407.99%   503.20%   375.47%   352.23%   225.11%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio, if applicable.
(4) Ratio includes reductions in corresponding portfolio, if applicable.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights
For a Share Outstanding Through Six Months Ended June 30, 2003 (unaudited) and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Money Market Fund

                                                 2003      2002      2001      2000      1999      1998
                                               --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period           $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
----------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                             0.005     0.016     0.040     0.060     0.049     0.052
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.005     0.016     0.040     0.060     0.049     0.052
----------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                       (0.005)   (0.016)   (0.040)   (0.060)   (0.049)   (0.052)
----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.005)   (0.016)   (0.040)   (0.060)   (0.049)   (0.052)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
----------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                               0.50%     1.59%     4.10%     6.20%     4.96%     5.31%

Ratios/Supplemental Data
Net assets, end of period ($000)               $189,562  $186,280  $221,594  $233,227  $232,023  $154,255
Ratio of net expenses to average net assets(2)    0.44%     0.44%     0.44%     0.41%     0.41%     0.40%
Ratio of net investment income to average net
  assets(2)                                       1.01%     1.58%     4.00%     6.01%     4.88%     5.19%
Ratio of expenses to average net assets before
  reductions(1)(3)                                0.68%     0.66%     0.62%     0.60%     0.54%     0.59%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

                                                                 The Flex-funds

Notes to Financial Statements
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust offers seven separate series, and it is presently comprised of seven separate funds as follows: The Muirfield Fund(R) ("Muirfield"), The Total Return Utilities Fund ("TRUF"), The Highlands Growth Fund(R) ("Highlands"), The Dynamic Growth Fund ("Dynamic"), The Aggressive Growth Fund ("Aggressive"), The U.S. Government Bond Fund ("Bond"), and The Money Market Fund ("Money Market") (each a "Fund" and collectively the "Funds"). Money Market invests all of its investable assets in a corresponding open-end management investment company, the Money Market Portfolio ("Portfolio"). As of June 30, 2003, Money Market owns 94% of the Portfolio. There is another partner in this Portfolio that owns a de minimis position.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of Money Market.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. Bond values the securities held at 3:00 P.M. Eastern Time. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Board of Trustees ("Trustees").

Money market securities held in the Funds, except Money Market, maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements. Each Fund, except Money Market, may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the fund, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying fund or on those that are being considered for purchase.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Funds record realized gains or losses for the daily variation margin.

The Flex-funds

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received.

Transactions in options during the six months ended June 30, 2003, were as follows:

                                                Number of    Premiums
       U.S. Government Bond Fund                Contracts Received/(Paid)
       -------------------------                --------- ---------------
       Options outstanding at December 31, 2002     --       $     --
       Options written                              50         37,175
       Options bought                               50        (37,825)
       Options outstanding at June 30, 2003        100       $   (650)

Valuation of investments. Money Market records its investment in the corresponding Portfolio at value. Valuation of securities held by the Portfolio is discussed in the Portfolio's notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Highlands, Dynamic, and Aggressive declare and pay dividends from net investment income, if any, on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2002 were as follows:

                                                Undistributed Undistributed
                                                     Net      Net Realized
                                                 Investment     Gains and
                                      Capital      Income        Losses
                                     ---------  ------------- -------------
     The Muirfield Fund(R)           $(232,594)   $232,622         $28
     The Total Return Utilities Fund      (421)        421          --
     The Highlands Growth Fund(R)      (51,058)     51,058          --
     The Dynamic Growth Fund          (136,087)    136,087          --
     The Aggressive Growth Fund        (90,795)     90,795          --

Investment income & expenses. Money Market records daily its proportionate share of the corresponding Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

                                                                 The Flex-funds

Other. The Funds, except Money Market, record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Funds, except Money Market, until distributed in accordance with the Plan.

2.  Investment Transactions

For the six months ended June 30, 2003, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

                                             Purchases     Sales
                                            ----------- ------------
            The Muirfield Fund(R)           $77,255,736 $100,355,683
            The Total Return Utilities Fund   3,100,429   26,119,802
            The Highlands Growth Fund(R)     10,559,256   33,371,959
            The Dynamic Growth Fund          24,263,117   35,603,175
            The Aggressive Growth Fund        9,245,311   13,286,973
            The U.S. Government Bond Fund    45,879,127   59,663,762

As of June 30, 2003, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                         Net unrealized
                                  Cost basis    Unrealized   Unrealized   appreciation
                                of investments appreciation depreciation (depreciation)
                                -------------- ------------ ------------ --------------
The Muirfield Fund(R)            $45,330,670    $6,171,901  $      (824)   $6,171,077
The Total Return Utilities Fund   20,440,629     2,104,407   (2,156,335)      (51,928)
The Highlands Growth Fund(R)      19,238,994     1,861,165   (1,841,360)       19,805
The Dynamic Growth Fund           17,488,004     1,107,236      (19,638)    1,087,598
The Aggressive Growth Fund         7,091,785       446,317     (179,013)      267,304
The U.S. Government Bond Fund     14,567,200        66,915     (207,948)     (141,033)

3.  Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. ("Meeder"), provides each Fund, except Money Market, with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard") and Sector Capital Management, L.L.C. ("Sector Capital") serve as subadvisors of TRUF and Highlands, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of Highlands, are responsible for the selection of individual portfolio securities for the assets of the Fund assigned to them by Sector Capital.

For such services the Funds, except Money Market, pay a fee at the following annual rates: Muirfield, TRUF, and Highlands, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to TRUF, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to Highlands, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets; Dynamic and Aggressive, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million. During the six months ended June 30, 2003, Sector Capital voluntarily waived $146 of investment advisory fees in Highlands.

The Flex-funds

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Highlands, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund's average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund's average daily net assets. For Money Market, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund. For Fund's which are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

Mutual Funds Service Co. serves as accounting services agent for each Fund, except Money Market. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $7,500.

MAM has agreed to reduce its fees and/or reimburse expenses (excluding interest, taxes, brokerage fees, and extraordinary expenses), to limit Dynamic, Aggressive, and Bond's total annual operating expenses to 1.25%, 1.50%, and 1.10% of average daily net assets, respectively. Prior to June 6, 2003, the expense limitation for Aggressive was 1.25% of average daily net assets. MAM has also agreed to reduce its fees and/or reimburse expenses to the extent necessary to achieve an effective yield for Money Market that will rank in the top 10% of yields for all general purpose money market funds in 2003. Such reduction and/or reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo. For the six months ended June 30, 2003, MAM reimbursed $17,166, $21,378, $1,107, and $65,980 to Dynamic, Aggressive, Bond, and Money Market, respectively.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, has an arrangement with TRUF and Highlands whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Funds. For the six months ended June 30, 2003, ADS received $3,267 and $2,530 in commissions in connection with the purchase and sale of investments for TRUF and Highlands, respectively. For the same time period ADS paid $1,495 and $373 of TRUF and Highlands, respectively, expenses under this arrangement.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Highlands, Bond, and Money Market have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. However, the Funds expensed what was actually incurred during the six months ended June 30, 2003.

4.  Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2002 were as follows:

                                                 Net Short-Term Total Dividends
                                 Ordinary Income Capital Gains      Paid/1/
                                 --------------- -------------- ---------------
 The Muirfield Fund(R)             $   78,095       $     --      $   78,095
 The Total Return Utilities Fund      557,378             --         557,378
 The U.S. Government Bond Fund        314,826        165,565         480,391
 The Money Market Fund              3,571,277             --       3,571,277

                                                                 The Flex-funds

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                        Accumulated                         Total
                                Undistributed           Capital and      Unrealized      Accumulated
                                  Ordinary    Dividends Other Gains    Appreciation/      Earnings/
                                   Income      Payable  and (Losses)  (Depreciation)/2/   (Deficit)
                                ------------- --------- ------------  ----------------  ------------
The Muirfield Fund(R)             $    802    $   (802) $(29,522,241)   $   189,101     $(29,333,140)
The Total Return Utilities Fund         --        (926)   (9,128,696)    (2,748,151)     (11,877,773)
The Highlands Fund(R)                   --          --    (6,295,227)    (3,682,134)     (11,254,629)
The Dynamic Growth Fund                 --          --   (10,921,093)      (333,536)     (11,254,629)
The Aggressive Growth Fund              --          --    (9,401,451)      (299,257)      (9,700,708)
The U.S. Government Bond Fund      156,351        (814)      224,673         99,378          479,588
The Money Market Fund               14,147     (14,147)           --             --               --

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2002, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

                                                Amount    Expires
                                              ----------- -------
              The Muirfield Fund(R)           $14,770,866  2008
              The Muirfield Fund(R)            11,066,871  2009
              The Muirfield Fund(R)             3,660,017  2010
              The Total Return Utilities Fund     612,252  2009
              The Total Return Utilities Fund   8,516,444  2010
              The Highlands Growth Fund(R)        869,381  2009
              The Highlands Growth Fund(R)      5,224,895  2010
              The Dynamic Growth Fund           3,185,661  2008
              The Dynamic Growth Fund             726,971  2009
              The Dynamic Growth Fund           7,008,461  2010
              The Aggressive Growth Fund        4,745,009  2008
              The Aggressive Growth Fund          618,687  2009
              The Aggressive Growth Fund        4,037,755  2010

Under current tax laws, net capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2002, the Funds deferred post October capital losses of:

                                                Post-October
                                               Capital Losses
                                               --------------
                  The Muirfield Fund(R)           $ 24,487
                  The Highlands Growth Fund(R)     200,951

/1/ Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

/2/ The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

The Flex-funds

Statement of Assets & Liabilities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                               Money
                                                              Market
                                                             Portfolio
                                                            ------------
        Assets
        Investments, at value*                              $166,690,678
        Repurchase agreements, at value*                      34,739,000
        Trustee deferred compensation investments, at value       50,119
        Cash                                                         797
        Interest and dividend receivable                       1,236,030
        Prepaid expenses/other assets                                 43
        ----------------------------------------------------------------
        Total Assets                                         202,716,667
        ----------------------------------------------------------------

        Liabilities
        Payable for Trustee Deferred Compensation Plan            50,119
        Payable to investment advisor                             22,605
        Accrued fund accounting fees                               5,132
        Other accrued liabilities                                 19,350
        ----------------------------------------------------------------
        Total Liabilities                                         97,206
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        Total Net Assets                                    $202,619,461
        ----------------------------------------------------------------
        * Investments, at cost                              $201,429,678
        ----------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

Statement of Operations
For the Six Months Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                               Money
                                                              Market
                                                             Portfolio
                                                            ----------
         Investment Income
         Interest                                           $1,533,844
         --------------------------------------------------------------
         Total Investment Income                             1,533,844
         --------------------------------------------------------------

         Expenses
         Investment advisor                                    339,843
         Fund accounting                                        28,966
         Trustee                                                 4,505
         Audit                                                   3,648
         Custodian                                               8,322
         Legal                                                   2,474
         Insurance                                               1,824
         Other                                                   1,482
         --------------------------------------------------------------
         Total Expenses Before Reductions                      391,064
         --------------------------------------------------------------

         Investment advisor fees waived                       (182,581)
         --------------------------------------------------------------
         Total Net Expenses                                    208,483
         --------------------------------------------------------------
         --------------------------------------------------------------
         Net Investment Income (Loss)                        1,325,361
         --------------------------------------------------------------
         --------------------------------------------------------------
         Net Change in Net Assets Resulting from Operations $1,325,361
         --------------------------------------------------------------

See accompanying notes to financial statements.

The Flex-funds

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2003 (unaudited) and the Year Ended
December 31, 2002
--------------------------------------------------------------------------------


                                                                                           Money Market Portfolio
                                                                                        ----------------------------
                                                                                             2003           2002
                                                                                        -------------  -------------
Operations
Net investment income (loss)                                                            $   1,325,361  $   4,658,599
---------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                                          1,325,361      4,658,599
---------------------------------------------------------------------------------------------------------------------

Transactions of Investors' Beneficial Interests
Contributions                                                                             134,968,757    325,392,543
Withdrawals                                                                              (144,552,092)  (389,503,659)
---------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from transactions of investors' beneficial interests    (9,583,335)   (64,111,116)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                                 (8,257,974)   (59,452,517)
---------------------------------------------------------------------------------------------------------------------

Net Assets -- Beginning of Period                                                         210,877,435    270,329,952
---------------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period                                                             $ 202,619,461  $ 210,877,435
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                                                 The Flex-funds

Financial Highlights
Ratios/Supplementary Data For Six Months Ended June 30, 2003 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Money Market Portfolio

                                                 2003     2002     2001     2000      1999      1998
                                               -------- -------- -------- -------- ---------- --------
Total Return(1)                                   0.62%    1.83%    4.54%    6.61%      5.37%    5.71%

Net assets, end of period ($000)               $202,619 $210,877 $270,330 $297,206 $1,104,197 $798,269
Ratio of net expenses to average net assets(2)    0.20%    0.20%    0.21%    0.19%      0.18%    0.18%
Ratio of net investment income to average net
  assets(2)                                       1.25%    1.83%    4.26%    6.05%      5.07%    5.39%
Ratio of expenses to average net assets before
  reductions(2)                                   0.37%    0.36%    0.35%    0.30%      0.30%    0.30%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

Notes to Financial Statements
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


1.  Organization and Significant Accounting Policies

The Money Market Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (a "Portfolio") having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolio qualifies as a partnership, and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio pays no income dividend or capital gain distribution.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Money market securities held in the Portfolio are valued at amortized cost, which approximates value. In compliance with Rule 2a-7 of the 1940 Act, the amortized values are compared to prices obtained from independent pricing services that use valuation techniques approved by the Board of Trustees ("Trustees").

Repurchase agreements. The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

Federal income taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolio records security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

2.  Investment Transactions

As of June 30, 2003, the aggregate cost basis of investments for federal income tax purposes was $201,429,678.

                                                                 The Flex-funds

3.  Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. ("Meeder"), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 2003, MAM agreed to reduce $182,581 of investment advisory fees in the Portfolio.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for the Portfolio. In compensation for such services, the Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $30,000.

The Flex-funds

Trustees and Officers (unaudited)
--------------------------------------------------------------------------------

Certain trustees and officers of the Funds and Portfolio are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolio and elect their officers. The officers are responsible for the Funds' and Portfolio's day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

    Name, Address/1/,                                    Principal Occupation
        and Year                  Position and                During Past
        of Birth              Length of Service/2/            Five Years
-------------------------   -------------------------- --------------------------
  Robert S. Meeder, Sr.*    Trustee and President      Chairman of Meeder Asset
  Year of Birth: 1929                                  Management, Inc., an
                                                       investment advisor;
                                                       Chairman and Director of
                                                       Mutual Funds Service Co.,
                                                       the Fund Complex's
                                                       transfer agent; Director
                                                       of Adviser Dealer
                                                       Services, Inc., the Fund
                                                       Complex's Distributor.

  Milton S. Bartholomew     Trustee                    Retired; formerly a
  Year of Birth: 1929                                  practicing attorney in
                                                       Columbus, Ohio; member of
                                                       the Fund Complex's Audit
                                                       Committee.

  Roger D. Blackwell        Trustee                    Professor of Marketing
  Year of Birth: 1940                                  and Consumer Behavior,
                                                       The Ohio State
                                                       University; President of
                                                       Blackwell Associates,
                                                       Inc., a strategic
                                                       consulting firm.

  Robert S. Meeder, Jr.*    Trustee and Vice President President of Meeder Asset
  Year of Birth: 1961                                  Management, Inc.

  Walter L. Ogle            Trustee                    Retired; formerly
  Year of Birth: 1937                                  Executive Vice President
                                                       of Aon Consulting, an
                                                       employee benefits
                                                       consulting group; member
                                                       of the Fund Complex's
                                                       Audit Committee.

  Charles A. Donabedian     Trustee                    President, Winston
  Year of Birth: 1943                                  Financial, Inc., which
                                                       provides a variety of
                                                       marketing consulting
                                                       services to investment
                                                       management companies;
                                                       CEO, Winston Advisors,
                                                       Inc., an investment
                                                       advisor; member of the
                                                       Fund Complex's Audit
                                                       Committee.

  James W. Didion           Trustee                    Retired; formerly
  Year of Birth: 1930                                  Executive Vice President
                                                       of Core Source, Inc., an
                                                       employee benefit and
                                                       Workers' Compensation
                                                       administration and
                                                       consulting firm
                                                       (1991-1997).

  Jack W. Nicklaus          Trustee                    Designer, Nicklaus
  Year of Birth: 1961                                  Design, a golf course
                                                       design firm and division
                                                       of The Nicklaus Companies.

/1 /The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
/2 /Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

                                                                 The Flex-funds

================================================================================

                    ------------------------------------------

                    Manager and Investment Advisor:
                    Meeder Asset Management
                    6125 Memorial Drive
                    P.O. Box 7177
                    Dublin, Ohio 43017

                    Subadvisor/The Total Return Utilities Fund
                    Miller/Howard Investments, Inc.
                    141 Upper Byrdcliffe Road, P.O. Box 549
                    Woodstock, New York 12498

                    Subadvisor/The Highlands Growth Fund
                    Sector Capital Management L.L.C.
                    51 Germantown Court, Suite 309
                    Cordova, TN 38018

                    Board of Trustees
                    Milton S. Bartholomew
                    Dr. Roger D. Blackwell
                    James Didion
                    Charles Donabedian
                    Robert S. Meeder, Sr.
                    Robert S. Meeder, Jr.
                    Jack Nicklaus II
                    Walter L. Ogle

                    Custodian
                    U.S. Bank, N.A.
                    Cincinnati, Ohio 45201

                    Transfer Agent Dividend Disbursing Agent
                    Mutual Funds Service Co.
                    6125 Memorial Drive
                    Dublin, Ohio 43017

                    Auditors
                    KPMG LLP
                    Columbus, Ohio 43215

                    ------------------------------------------

================================================================================

================================================================================

The Flex-funds

Managed by a Meeder Financial Company
6125 Memorial Drive, Dublin Ohio, 43017
Call Toll Free 800-325-3539 | 1760-2159
Fax: 614-766-6669 | www.flexfunds.com
Email: flexfunds@meederfinancial.com

================================================================================

================================================================================

     The Flex-funds

          The Money Market Fund
          2003 Semiannual Report

          June 30, 2003

                                    [GRAPHIC]

                                         The Flex-funds

                                         Managed by a Meeder Financial Company
                                         6125 Memorial Drive, Dublin Ohio, 43017
                                         Call Toll Free 800-325-3539 | 760-2159
                                         Fax: 614-766-6669 | www.flexfunds.com
                                         Email: flexfunds@meederfinancial.com

================================================================================

The Flex-funds

The Money Market Fund

--------------------------------------------------------------------------------

Performance Perspective

Period & Average Annual Total Returns        3      Year      1       3       5      10       Since
as of June 30, 2003                     months   to date   year   years   years   years   Inception
---------------------------------------------------------------------------------------------------
The Money Market Fund                    0.24%    0.50%    1.25%  3.12%   3.98%   4.47%    5.51%/1/
---------------------------------------------------------------------------------------------------
Average Money Market Fund                0.12%    0.26%    0.72%  2.55%   3.46%   4.07%    5.08%/2/
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Current & Effective Yields*             7-day simple yield: 0.84%   7-day compound yield: 0.84%
---------------------------------------------------------------------------------------------------

/1/ Inception Date: 3/27/85 /2/ Average Annual total return from 3/31/85 to 6/30/03.

* Yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Source for average money market fund data: Lipper, Inc.

--------------------------------------------------------------------------------

Semiannual Market Perspective

                                    [PHOTO]

                                 Joseph A. Zarr
                              Co-Portfolio Manager

The Flex-funds Money Market Fund continues to perform among the best funds in its peer group, ranking in the top 10 general-purpose money market funds for 12-month total return as of June 30, 2003, according to iMoneyNet, Inc.

                                    [PHOTO]

                          Christopher M. O'Daniel, CFA
                              Co-Portfolio Manager

In addition, the Fund ranked among the top 5% of general purpose money market funds for its 7-day compound yield as of July 1, 2003, according to iMoneyNet, Inc.

Short-term interest rates fell throughout most of the first half of the year, as the market anticipated additional rate cuts by the Federal Reserve, which eventually came in the form of a quarter-point reduction on June 25th. Throughout this period, the Fund sought to take advantage of the higher yields that were available among very short-term securities, and to lock in higher rates among select longer-term instruments. This approach helped the Fund retain its strong performance relative to its peers, and gave us the flexibility to adjust the portfolio in case rates moved higher.

Foreign affairs dominated the market in the 1st Quarter, as economic events took a back seat to the conflict in Iraq. Upon the conclusion of the war, the market began to focus again on the threat of deflation. Within its own ability, the Federal Reserve is simply not going to let deflationary forces take root in the U.S.

                                    [CHART]

                                  [Pie chart]

--------------------------------------------------------------------------------

Portfolio Holdings as of June 30, 2003

1) Variable Rate Notes       32%
2) Corporate Notes           26%
3) Commercial Paper          18%
4) Repurchase Agreements     17%
5) U.S. Gov't Agency Notes    7%

Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

as they have in Japan over the last 10 years. It is our view that the Fed wishes to keep short-term rates low for some time, as a means of combating deflation and supporting an improving economy. Therefore, we would expect yields on all short-term instruments to remain relatively low until the economy begins to expand at a more robust rate -- which may not occur until late this year or early next year.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent period and average annual total returns for the periods ended June 30, 2003, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Without such waivers, the Fund's rankings may have been lower. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to perserve the value of your invesment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

--------------------------------------------------------------------------------

2003 Semiannual Report | June 30, 2003                                         1

Schedule of Portfolio Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            Money Market Portfolio

                                                  Principal
                                 Coupon/          Amount ($)
                                  Yield  Maturity or Shares   Value ($)
                                 ------- -------- ---------- -----------
         Commercial Papers -- 18.0%
       Archer Daniels Midland
        Co.**                     1.08%  11/12/03 10,000,000   9,959,800
       Cargill, Inc.              1.06%  11/03/03  5,000,000   4,981,597
       Duff & Phelps Utility &
        Corporate Bond Trust,
        Inc.**                    1.13%  09/02/03  4,750,000   4,740,607
       Pfizer, Inc.**             0.92%  08/12/03  3,800,000   3,795,838
       Schering-Plough Corp.      1.21%  08/12/03  8,000,000   7,988,707
       Toyota Motor Credit Corp.  1.05%  11/25/03  5,000,000   4,978,562
                                                             -----------
       Total Commercial Papers
        (Cost $36,445,111)                                    36,445,111
                                                             -----------
         Corporate Obligations -- 56.9%
       Abbott Laboratories        5.60%  10/01/03    505,314     505,314
       American General Finance
        Corp.                     5.75%  11/01/03  1,010,000   1,024,724
       Aquarium Holdings, KY      1.15%* 07/03/03    108,000     108,000
       Associates Corp.           6.88%  08/01/03  1,000,000   1,003,730
       Associates Corp.           5.75%  11/01/03  7,000,000   7,106,330
       Austin Printing Co., Inc.  1.12%* 07/03/03  1,955,000   1,955,000
       Bath Technologies, Inc.    1.15%* 07/03/03  1,340,000   1,340,000
       Bear Stearns Co., Inc.     6.70%  08/01/03  2,108,000   2,116,864
       Beaver Creek Enterprise    1.12%* 07/03/03  1,640,000   1,640,000
       Cascade Plaza Project      1.12%* 07/03/03  8,395,000   8,395,000
       Citigroup, Inc.            6.75%  08/15/03    350,000     352,041
       Clark Grave Vault Co.      1.15%* 07/03/03  1,350,000   1,350,000
       Coughlin Family Property,
        Inc.                      1.15%* 07/03/03  1,880,000   1,880,000
       Espanola/Nambe             1.12%* 07/03/03  1,185,000   1,185,000
       First Colony Corp.         6.63%  08/01/03  7,000,000   7,031,731
       Florida Power & Light      5.79%  09/15/03  3,500,000   3,531,874
       Fortune Brands, Inc.       8.50%  10/01/03  1,250,000   1,272,062
       General Electric Capital
        Corp.                     5.38%  04/23/04  1,220,000   1,259,092
       General Electric Capital
        Corp.                     7.13%  11/01/03  1,600,000   1,628,972
       General Electric Capital
        Corp.                     6.75%  09/11/03    520,000     524,876
       Gordon Flesch Co. Project  1.12%* 07/03/03    900,000     900,000
       Hancor, Inc.               1.12%* 07/03/03    200,000     200,000
       Isaac Tire, Inc.           1.15%* 07/03/03    870,000     870,000
       J.P. Morgan                8.50%  08/15/03  2,675,000   2,698,640
       J.P. Morgan                4.49%  08/01/03    500,000     500,837
       J.P. Morgan                5.69%  02/10/04  3,000,000   3,077,901
       Keiser Street, Inc.        1.12%* 07/03/03  1,825,000   1,825,000
       K.L. Morris, Inc.          1.15%* 07/03/03  2,095,000   2,095,000
       Martin Wheel Co, Inc.      1.32%* 07/03/03  2,420,000   2,420,000
       Mellon Funding Corp.       5.75%  11/15/03  1,500,000   1,524,616
       Merrill Lynch & Co., Inc.  5.70%  02/06/04  1,500,000   1,538,209
       MetLife Insurance Co.***   1.38%* 10/01/03 12,000,000  12,000,000
       Mubea, Inc.                1.12%* 07/03/03  6,400,000   6,400,000
       Mubea, Inc.                1.12%* 07/03/03  1,250,000   1,250,000
       Nations Bank               6.50%  08/15/03    200,000     201,022
       Osco Industries, Inc.      1.12%* 01/25/03  1,500,000   1,500,000
       O.K.I. Supply Co.          1.15%* 07/03/03  1,550,000   1,550,000
       Parker Hannifin            5.65%  09/15/03  8,000,000   8,074,244
       Presrite Corp.             1.12%* 07/03/03    340,000     340,000

                                                   Principal
                                  Coupon/          Amount ($)
                                   Yield  Maturity or Shares   Value ($)
                                  ------- -------- ---------- -----------
         Corporate Obligations -- continued
       Pro Tire, Inc.              1.15%* 07/03/03  1,045,000   1,045,000
       Procter & Gamble Co.        5.25%  09/15/03  3,375,000   3,402,085
       R.I. Lampus Co.             1.12%* 07/03/03    790,000     790,000
       Salomon Smith Barney        7.20%  02/01/04  2,101,000   2,171,345
       Seariver Maritime, Inc.     1.34%* 07/03/03  4,900,000   4,900,000
       SGS Tool Co.                1.12%* 07/03/03    720,000     720,000
       Southern California Gas     5.75%  11/15/03    300,000     304,893
       Wells Fargo                 9.13%  02/01/04  1,000,000   1,044,391
       White Castle Project        1.12%* 07/03/03  6,750,000   6,750,000
                                                              -----------
       Total Corporate Obligations
        (Cost $115,303,794)                                   115,303,794
                                                              -----------
         U.S. Government Agency Obligations -- 7.3%
       Federal Farm Credit Bank    5.15%  12/03/03    100,000     101,585
       Federal Home Loan Bank      7.32%* 07/02/03    800,000     800,129
       Federal Home Loan Bank      6.75%  08/01/03    300,000     312,389
       Federal Home Loan Bank      5.79%  07/28/03    250,000     250,632
       Federal Home Loan Bank      5.17%  04/05/04    515,000     524,946
       Federal Home Loan Bank      5.08%  11/06/03    150,000     151,950
       Federal Home Loan Bank      4.13%  08/15/03    500,000     501,313
       Federal Home Loan Bank      3.25%  02/13/04    510,000     515,998
       Federal Home Loan Bank      1.42%  05/24/04  1,720,000   1,720,000
       Federal Home Loan Bank      1.30%  06/30/04  5,000,000   5,000,000
       Federal Home Loan Bank      1.30%  06/07/04  5,000,000   5,000,000
                                                              -----------
       Total U.S. Government Agency Obligations
        (Cost $14,878,942)                                     14,878,942
                                                              -----------
         U.S. Treasury Obligations -- 0.0%
       U.S. Treasury Bill          1.08%  11/20/03     63,100      62,831
                                                              -----------
       Total U.S. Treasury Obligations
        (Cost $62,831)                                             62,831
                                                              -----------
         Repurchase Agreements -- 17.2%
       Salomon Smith Barney,
        Inc., (Collateralized by
        $35,499,660 Banco
        Santander Commercial
        Paper, at 1.05%, due
        09/02/03, value --
        $35,434,301)               1.43%  07/01/03 34,739,000  34,739,000
                                                              -----------
       Total Repurchase Agreements
        (Cost $34,739,000)                                     34,739,000
                                                              -----------
       Total Investments -- 99.4%
        (Cost $201,429,678) (a)                               201,429,678
                                                              -----------
       Other Assets less
        Liabilities -- 0.6%                                     1,189,783
                                                              -----------
       Total Net Assets --100.0%                              202,619,461
                                                              -----------

Schedule of Portfolio Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            Money Market Portfolio

                                                  Principal
                                                  Amount ($)
                                                  or Shares   Value ($)
                                                  ---------- -----------
         Trustee Deferred Compensation****
       The Flex-funds Dynamic Growth Fund           1,124          7,104
       The Flex-funds Highlands Growth Fund         1,137         14,804
       The Flex-funds Muirfield Fund                3,943         16,048
       The Flex-funds Total Return Utilities Fund     905         12,163
                                                             -----------
       Total Trustee Deferred Compensation
        (Cost $50,119)                                            50,119
                                                             -----------

(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate security. Interest rate is as of June 30, 2003. Maturity date reflects the next rate change date.
** Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2003, securities restricted as to resale to institutional investors represented 9.2% of the Portfolio.
*** Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of June 30, 2003, illiquid securities represented 6.0% of the Portfolio.
****Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                                   The Money
                                                                    Market
                                                                     Fund
                                                                  ------------
 Assets
 Investments in corresponding portfolio, at value                 $189,689,100
 Receivable from investment advisor                                      5,982
 Prepaid expenses/other assets                                          82,755
 -----------------------------------------------------------------------------
 Total Assets                                                      189,777,837
 -----------------------------------------------------------------------------

 Liabilities
 Dividends payable                                                     146,597
 Accrued distribution plan fees (12b-1)                                 33,731
 Accrued transfer agent, fund accounting, and administrative fees       28,654
 Other accrued liabilities                                               7,159
 -----------------------------------------------------------------------------
 Total Liabilities                                                     216,141
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Net Assets                                                       $189,561,696
 -----------------------------------------------------------------------------

 Net Assets
 Capital                                                          $189,561,696
 -----------------------------------------------------------------------------
 Total Net Assets                                                 $189,561,696
 -----------------------------------------------------------------------------

 Capital Stock Outstanding                                         189,561,696
   (indefinite number of shares authorized, $0.10 par value)
 Net Asset Value, Offering and Redemption Price Per Share         $       1.00


See accompanying notes to financial statements.

Statement of Operations
For the Six Months Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                                The Money
                                                                 Market
                                                                  Fund
                                                               ----------
      Net Investment Income from Corresponding Portfolio
      Interest                                                 $1,377,659
      Expenses net of reductions                                 (187,154)
      --------------------------------------------------------------------
      Total Net Investment Income from Corresponding Portfolio  1,190,505
      --------------------------------------------------------------------

      Fund Expenses
      Fund accounting                                              47,692
      Administrative                                               74,892
      Audit                                                         3,602
      Legal                                                         3,016
      Printing                                                     28,360
      Distribution plan (12b-1)                                    63,234
      Postage                                                      30,700
      Registration and filing                                      12,756
      Insurance                                                     2,412
      Other                                                        30,536
      --------------------------------------------------------------------
      Total Expenses Before Reductions                            297,200
      --------------------------------------------------------------------

      Expenses reimbursed by investment advisor                   (65,980)
      --------------------------------------------------------------------
      Net Expenses                                                231,220
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Net Investment Income                                       959,285
      --------------------------------------------------------------------
      --------------------------------------------------------------------
      Net Change in Net Assets Resulting from Operations       $  959,285
      --------------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2003 (unaudited) and Year Ended
December 31, 2002
--------------------------------------------------------------------------------


                                                                                 The Money Market Fund
                                                                             ----------------------------
                                                                                  2003           2002
                                                                             -------------  -------------
Operations
Net investment income                                                        $     959,285  $   3,551,609
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                                 959,285      3,551,609
----------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                                        (959,285)    (3,551,609)
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from distributions                             (959,285)    (3,551,609)
----------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                                         119,493,380    279,654,157
Reinvested                                                                         812,757      3,508,939
Redeemed                                                                      (117,024,166)  (318,477,532)
----------------------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions                     3,281,971    (35,314,436)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                       3,281,971    (35,314,436)
----------------------------------------------------------------------------------------------------------

Net Assets--Beginning of Period                                                186,279,725    221,594,161
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

Net Assets--End of Period                                                    $ 189,561,696  $ 186,279,725
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Accumulated undistributed (distributions in excess of) net investment income $          --  $          --
----------------------------------------------------------------------------------------------------------

Share Transactions
Issued                                                                         119,493,380    279,654,157
Reinvested                                                                         812,757      3,508,939
Redeemed                                                                      (117,024,166)  (318,477,532)
----------------------------------------------------------------------------------------------------------
Net change in shares                                                             3,281,971    (35,314,436)
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Financial Highlights
For a Share Outstanding Through Six Months Ended June 30, 2003 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

The Money Market Fund

                                                 2003      2002      2001      2000      1999      1998
                                               --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period           $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
----------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                             0.005     0.016     0.040     0.060     0.049     0.052
----------------------------------------------------------------------------------------------------------
Total from Investment Operations                  0.005     0.016     0.040     0.060     0.049     0.052
----------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                       (0.005)   (0.016)   (0.040)   (0.060)   (0.049)   (0.052)
----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.005)   (0.016)   (0.040)   (0.060)   (0.049)   (0.052)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
----------------------------------------------------------------------------------------------------------

Total Return (assumes reinvestment of
  distributions)(1)                               0.50%     1.59%     4.10%     6.20%     4.96%     5.31%

Ratios/Supplemental Data
Net assets, end of period ($000)               $189,562  $186,280  $221,594  $233,227  $232,023  $154,255
Ratio of net expenses to average net assets(2)    0.44%     0.44%     0.44%     0.41%     0.41%     0.40%
Ratio of net investment income to average net
  assets(2)                                       1.01%     1.58%     4.00%     6.01%     4.88%     5.19%
Ratio of expenses to average net assets before
  reductions(1)(3)                                0.68%     0.66%     0.62%     0.60%     0.54%     0.59%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Ratio includes reductions in corresponding portfolio.

See accompanying notes to financial statements.

Notes to Financial Statements
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


1.  Organization and Significant Accounting Policies

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. At June 30, 2003, the Trust consisted of seven separate series. The accompanying financial statements relate only to The Money Market Fund (the "Fund"). The Fund invests all of its investable assets in a corresponding open-end management investment company (the "Portfolio"). The Fund, the Portfolio into which the Fund invests and the percentage of the Portfolio owned by the Fund is as follows:

                                                       Percentage of
                                                     Portfolio Owned by
                                                         Fund as of
        Fund                  Portfolio                June 30, 2003*
        ----                  ---------              ------------------
        The Money Market Fund Money Market Portfolio         94%

* There is a partner of the Portfolio that owns a de minimis position.

The financial statements of the Portfolio, including the Schedule of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. The Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by the Portfolio is discussed in the notes of the Portfolio's notes to financial statements included elsewhere in this report.

Federal income taxes. It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. The Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets.

Investment income & expenses. The Fund records daily its proportionate share of the corresponding Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund based on the Fund's relative net assets or other appropriate basis.

2.  Agreements and Other Transactions with Affiliates

Meeder Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. ("Meeder"), provides the Portfolio with investment management, research, statistical and advisory services.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for the Fund. In compensation for such services, the Fund pays MFSCo an annual fee equal to the greater of $20 per active shareholder account or 0.08% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 from the Fund. The Fund is currently subject to an expense cap, thus the basis point fee has been reduced by 0.02%.

MFSCo provides the Trust with certain administrative services. In compensation for such services, the Fund pays MFSCo an annual fee equal to 0.05% of the Fund's average daily net assets.

MAM has agreed to reduce its fees and/or reimburse expenses, including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) to the extent necessary to achieve an effective yield for the Fund that will rank in the top 10% of yields for all general purpose money market funds in 2003. Such reduction and/or reimbursement is limited to the total of fees charged to the Fund by MAM and MFSCo. For the six months ended June 30, 2003, MAM and MFSCo, collectively, reimbursed $65,980 to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. The Fund has adopted a distribution plan that limits the Fund, on an annual basis, to pay 0.20% of average daily net assets for such expenses. However, the Fund expensed what was actually incurred during the six months ended June 30, 2003.

3.  Federal Tax Information

The Fund paid dividends, characterized for tax purposes as ordinary income, of $3,571,277 during the year ended December 31, 2002./1/

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis for the Fund was as follows:

                                Accumulated                    Total
        Undistributed           Capital and    Unrealized   Accumulated
          Ordinary    Dividends Other Gains  Appreciation/   Earnings/
           Income      Payable  and (Losses) (Depreciation)  (Deficit)
        ------------- --------- ------------ -------------- -----------
           $14,147     $14,147      $--           $--           $--

/1/ Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Statement of Assets & Liabilities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                               Money
                                                              Market
                                                             Portfolio
                                                            ------------
        Assets
        Investments, at value*                              $166,690,678
        Repurchase agreements, at value*                      34,739,000
        Trustee deferred compensation investments, at value       50,119
        Cash                                                         797
        Interest and dividend receivable                       1,236,030
        Prepaid expenses/other assets                                 43
        ----------------------------------------------------------------
        Total Assets                                         202,716,667
        ----------------------------------------------------------------

        Liabilities
        Payable for Trustee Deferred Compensation Plan            50,119
        Payable to investment advisor                             22,605
        Accrued fund accounting fees                               5,132
        Other accrued liabilities                                 19,350
        ----------------------------------------------------------------
        Total Liabilities                                         97,206
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        Total Net Assets                                    $202,619,461
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        * Investments, at cost                              $201,429,678
        ----------------------------------------------------------------

See accompanying notes to financial statements.

Statement of Operations
For the Six Months Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                               Money
                                                              Market
                                                             Portfolio
                                                            ----------
         Investment Income
         Interest                                           $1,533,844
         --------------------------------------------------------------
         Total Investment Income                             1,533,844
         --------------------------------------------------------------

         Expenses
         Investment advisor                                    339,843
         Fund accounting                                        28,966
         Trustee                                                 4,505
         Audit                                                   3,648
         Custodian                                               8,322
         Legal                                                   2,474
         Insurance                                               1,824
         Other                                                   1,482
         --------------------------------------------------------------
         Total Expenses Before Reductions                      391,064
         --------------------------------------------------------------
         Investment advisor fees waived                       (182,581)
         --------------------------------------------------------------
         Total Net Expenses                                    208,483
         --------------------------------------------------------------
         --------------------------------------------------------------
         Net Investment Income (Loss)                        1,325,361
         --------------------------------------------------------------
         --------------------------------------------------------------
         Net Change in Net Assets Resulting from Operations $1,325,361
         --------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2003 (unaudited) and the Year Ended
December 31, 2002
--------------------------------------------------------------------------------

                                                                                           Money Market Portfolio
                                                                                        ----------------------------
                                                                                             2003           2002
                                                                                        -------------  -------------
Operations
Net investment income (loss)                                                            $   1,325,361  $   4,658,599
---------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                                          1,325,361      4,658,599
---------------------------------------------------------------------------------------------------------------------

Transactions of Investors' Beneficial Interests
Contributions                                                                             134,968,757    325,392,543
Withdrawals                                                                              (144,552,092)  (389,503,659)
---------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from transactions of investors' beneficial interests    (9,583,335)   (64,111,116)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                                 (8,257,974)   (59,452,517)
---------------------------------------------------------------------------------------------------------------------

Net Assets--Beginning of Period                                                           210,877,435    270,329,952
---------------------------------------------------------------------------------------------------------------------

Net Assets--End of Period                                                               $ 202,619,461  $ 210,877,435
---------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data For Six Months Ended June 30, 2003 (unaudited)
and Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Money Market Portfolio

                                                 2003     2002     2001     2000      1999      1998
                                               -------- -------- -------- -------- ---------- --------

Total Return(1)                                   0.62%    1.83%    4.54%    6.61%      5.37%    5.71%
Net assets, end of period ($000)               $202,619 $210,877 $270,330 $297,206 $1,104,197 $798,269

Ratio of net expenses to average net assets(2)    0.20%    0.20%    0.21%    0.19%      0.18%    0.18%
Ratio of net investment income to average net
  assets(2)                                       1.25%    1.83%    4.26%    6.05%      5.07%    5.39%
Ratio of expenses to average net assets before
  reductions(2)                                   0.37%    0.36%    0.35%    0.30%      0.30%    0.30%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.

See accompanying notes to financial statements.

Notes to Financial Statements
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


1.  Organization and Significant Accounting Policies

The Money Market Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (a "Portfolio") having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes the Portfolio qualifies as a partnership, and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolio pays no income dividend or capital gain distribution.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. Money market securities held in the Portfolio are valued at amortized cost, which approximates value. In compliance with Rule 2a-7 of the 1940 Act, the amortized values are compared to prices obtained from independent pricing services that use valuation techniques approved by the Board of Trustees ("Trustees").

Repurchase agreements. The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

Federal income taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is the Portfolio's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolio records security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

2.  Investment Transactions

As of June 30, 2003, the aggregate cost basis of investments for federal income tax purposes was $201,429,678.

3.  Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. ("Meeder"), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 2003, MAM agreed to reduce $182,581 of investment advisory fees in the Portfolio.

Mutual Funds Service Co. ("MFSCo"), a wholly owned subsidiary of Meeder, serves as accounting services agent for the Portfolio. In compensation for such services, the Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

       or

    b. $30,000.

Trustees and Officers (unaudited)
--------------------------------------------------------------------------------

Certain trustees and officers of the Portfolio are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust, the Fund, and the Portfolio and elect their officers. The officers are responsible for the Fund's and the Portfolio's day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and                                              Principal Occupation During
Year of Birth              Position and Length of Service(2)             Past Five Years
-------------              --------------------------------- ---------------------------------------

Robert S. Meeder, Sr.*        Trustee and President          Chairman of Meeder Asset
Year of Birth: 1929                                          Management, Inc., an investment
                                                             advisor; Chairman and Director of
                                                             Mutual Funds Service Co., the Fund
                                                             Complex's transfer agent; Director of
                                                             Adviser Dealer Services, Inc., the
                                                             Fund Complex's Distributor.

Milton S. Bartholomew         Trustee                        Retired; formerly a practicing attorney
Year of Birth: 1929                                          in Columbus, Ohio; member of the
                                                             Fund Complex's Audit Committee.

Roger D. Blackwell            Trustee                        Professor of Marketing and Consumer
Year of Birth: 1940                                          Behavior, The Ohio State University;
                                                             President of Blackwell Associates,
                                                             Inc., a strategic consulting firm.

Robert S. Meeder, Jr.*        Trustee and Vice President     President of Meeder Asset
Year of Birth: 1961                                          Management, Inc.

Walter L. Ogle                Trustee                        Retired; formerly Executive Vice
Year of Birth: 1937                                          President of Aon Consulting, an
                                                             employee benefits consulting group;
                                                             member of the Fund Complex's Audit
                                                             Committee.

Charles A. Donabedian         Trustee                        President, Winston Financial, Inc.,
Year of Birth: 1943                                          which provides a variety of marketing
                                                             consulting services to investment
                                                             management companies; CEO,
                                                             Winston Advisors, Inc., an investment
                                                             advisor; member of the Fund
                                                             Complex's Audit Committee.

James W. Didion               Trustee                        Retired; formerly Executive Vice
Year of Birth: 1930                                          President of Core Source, Inc., an
                                                             employee benefit and Workers'
                                                             Compensation administration and
                                                             consulting firm (1991 - 1997).

Jack W. Nicklaus              Trustee                        Designer, Nicklaus Design, a golf
Year of Birth: 1961                                          course design firm and division of The
                                                             Nicklaus Companies.

(1) The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2) Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

--------------------------------------------------------------------------------

                    Manager and Investment Advisor:
                    Meeder Asset Management
                    6125 Memorial Drive
                    P.O. Box 7177
                    Dublin, Ohio 43017

                    Board of Trustees
                    Milton S. Bartholomew
                    Dr. Roger D. Blackwell
                    James Didion
                    Charles Donabedian
                    Robert S. Meeder, Sr.
                    Robert S. Meeder, Jr.
                    Jack Nicklaus II
                    Walter L. Ogle

                    Custodian
                    U.S. Bank, N.A.
                    Cincinnati, Ohio 45201

                    Transfer Agent Dividend Disbursing Agent
                    Mutual Funds Service Co.
                    6125 Memorial Drive
                    Dublin, Ohio 43017

                    Auditors
                    KPMG LLP
                    Columbus, Ohio 43215

--------------------------------------------------------------------------------

================================================================================

     The Flex-funds

     Managed by a Meeder Financial Company
     6125 Memorial Drive, Dublin Ohio, 43017
     Call Toll Free 800-325-3539 | 760-2159
     Fax: 614-766-6669 | www.flexfunds.com
     Email: flexfunds@meederfinancial.com

================================================================================

Item 2.  Code of Ethics.

Not applicable (disclosure required in annual report on N-CSR only).

Item 3.  Audit Committee Financial Expert.

Not applicable (disclosure required in annual report on N-CSR only).

Item 4.  Principal Accountant Fees and Services.

Not applicable (disclosure required in annual report on N-CSR only).

Items 5-6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Not applicable.

(b) Certifications of principal executive officer and principal financial officer, under Rule 30a-2 of the Investment Company Act of 1940. Filed herewith as EX-99.CERT.

(c) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350.

  Filed herewith as EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

 By:    /s/  Bruce E. McKibben, Treasurer
        Bruce E. McKibben, Treasurer



 Date:  September 3, 2003

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



 By:    /s/  Bruce E. McKibben, Treasurer
        Bruce E. McKibben, Treasurer


 Date:  September 3, 2003



 By:    /s/  Robert S. Meeder, Sr., Chairman and President
        Robert S. Meeder, Sr., Chairman and President


 Date:  September 3, 2003